UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-07445

SEI Asset Allocation Trust

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

c/o CT Corporation

155 Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 1-800-342-5734

Date of fiscal year end: March 31, 2016

Date of reporting period: March 31, 2016

Item 1.	Reports to Stockholders.

March 31, 2016

ANNUAL REPORT

SEI Asset Allocation Trust

➤ Defensive Strategy Fund

➤ Defensive Strategy Allocation Fund

➤ Conservative Strategy Fund

➤ Conservative Strategy Allocation Fund

➤ Moderate Strategy Fund

➤ Moderate Strategy Allocation Fund

➤ Aggressive Strategy Fund

➤ Tax-Managed Aggressive Strategy Fund

➤ Core Market Strategy Fund

➤ Core Market Strategy Allocation Fund

➤ Market Growth Strategy Fund

➤ Market Growth Strategy Allocation Fund

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-DIAL-SEI; and (ii) on the Commission’s website at http://www.sec.gov.

MARCH 31, 2016

LETTER TO SHAREHOLDERS

To Our Shareholders

The Funds’ fiscal year (April 1, 2015 through March 31, 2016) was notable for several key themes: energy-sector volatility spread to other areas of the market amid continued oil-price weakness, and major central-bank policies diverged, as the Federal Reserve (Fed) commenced rate increases while the European Central Bank (ECB), Bank of Japan (BOJ) and People’s Bank of China (PBOC) deepened their commitments to monetary accommodation.

Geopolitical Events

Severe unrest continued in certain areas of the Middle East, driven by the sometimes opposing and sometimes overlapping interests of Islamic State, the Syrian regime, Syrian nationalists, Kurdish forces and the Iraqi military. Regional superpowers Iran, Saudi Arabia and Turkey also applied varying degrees of indirect influence. Broader involvement escalated, with Russia’s airpower commitment in early fall and a redoubled coalition of Western powers targeting Islamic State after a series of attacks by religious extremists across the globe. A U.S.-Russia-brokered ceasefire between the Syrian regime and nationalist rebels (excluding Islamic State and other terrorist groups) came into effect during late February, maintaining a tenuous hold through the end of the period. While the conflict that originated in Syria and Iraq appears to have influenced destabilizing events elsewhere in the Middle East and Northern Africa, and taken a terrible human toll, it has not had a significant impact on global markets or the economy to this point. It will be interesting, however, to see what the ultimate effects of the resulting migrant crisis on the European Union will be. Despite considerable regional instability, the price of oil continued to drop through most of the period.

Oil-price weakness remained primarily attributable to oversupply: the Organization of Petroleum Exporting Countries’ early December meeting yielded no production cuts; U.S. Congress approved the restoration of oil exports in mid-December; and Iran’s multi-lateral agreement on the scope of its nuclear program paved the way for its post-sanction return as a major low-cost oil supplier. Late-period attempts at a production freeze led by Russia and Saudi Arabia had not materialized by the end of the Funds’ fiscal year, although the announcement of negotiations to that end coincided with a rally in crude-oil prices.

Economic Performance

In the U.S., second-quarter 2015 economic growth bordered on impressive, due in large part to strong consumer activity; both retail sales and consumer spending measures registered significant spikes in May. However, the pace of growth essentially halved during the third quarter on modest inventory restocking amid slow sales and lackluster export activity. Fourth-quarter growth decelerated further, as industrial production and manufacturing came under pressure from the effects of U.S. dollar strength. In contrast, the labor market showed consistent improvement, with the unemployment rate declining to 4.9% in January 2016 before rising back to 5.0% in March. This increase was viewed positively by most economists, as it reflected greater participation in the labor force, which bottomed at a 38-year low in September before rising to finish the period at its highest level in two years. The Fed raised its interest rate target in mid-December for the first time since 2006, leaving behind a near-zero rate that had been in place since late 2008.

Europe succeeded in maintaing steady, if modest, economic growth during the second, third and fourth quarters of 2015. The ECB’s expansion of an asset-purchase program and introduction of a negative deposit rate in early 2015, just prior to the start of the Funds’ fiscal year, was followed late in the period by a deeper foray into negative rate territory and additional asset-purchase commitments. The eurozone contended with negotiations at the beginning of the period on the restructuring of Greek public-debt obligations that pitted Greece’s ruling Syriza Party against other euro-member states, the ECB and the International Monetary Fund.

In the Asia-Pacific region, Japan’s economy faced a small economic contraction during the second quarter of 2015. A revision to third-quarter GDP toggled conditions from what was initially viewed as a recession (two straight quarters of negative growth) to modest growth, although the fourth quarter marked a return to contraction. The yen remained in a relatively narrow range relative to the U.S. dollar during most of the period, then strengthened considerably starting at the end of 2015 despite the Bank of Japan’s expanded asset-purchase program and adoption of a negative benchmark interest rate. China, meanwhile, experienced steadily declining growth, albeit from levels considerably higher than most other economies. The PBOC loosened its monetary policy stance, reducing benchmark interest rates and bank reserve requirements at multiple points during the period. The government’s

SEI Asset Allocation Trust / Annual Report / March 31, 2016	1

MARCH 31, 2016

LETTER TO SHAREHOLDERS (Continued)

decision to peg its currency, the renminbi (RMB), to a basket of currencies instead of just the U.S. dollar, along with the RMB’s decline against the U.S. dollar during the third quarter of 2015, had significant global repercussions — especially given its implications for a potential rebalancing of global trade and uncertainty about potential future actions.

Market Developments

At the start of the Funds’ recently completed fiscal period, U.S. dollar strength continued on the expectation of tighter Fed policy, which weighed on a long list of other currencies around the globe. Risk assets came under pressure in late spring, as China’s mainland stock exchanges gave back a significant portion of their recent gains, with more severe declines in late summer when China moderately devalued its currency. As 2015 came to a close, the questionable health of U.S. energy companies, caused by a persistent, multi-year oil-price decline, raised concerns among high-yield bond investors, which resulted in a sharp selloff that likely discouraged investors’ risk appetite and kept a lid on performance at year end and into the new year; 2016 began with a global flight to quality, benefitting safe-haven assets at the expense of risk assets. A trend reversal took place in mid-February, and risk assets rotated back into favor through the end of the reporting period.

Fourth-quarter earnings declined slightly for companies in the S&P 500, although most fared better than analysts’ average estimates. Early first-quarter results have supported expectations for another decline in earnings, albeit smaller than first projected. However, earnings have been firm among domestically-oriented companies outside of the energy and commodities space, providing a rationale for a cautiously optimistic outlook.

China’s decision to devalue the renminbi in late August was arguably the most significant currency surprise of the period; choppy and opaque implementation coupled with limited commitment to a market-determined exchange rate has not engendered a great deal of confidence in the ability of China’s leadership to manage market pressures effectively. The U.S. dollar ended the Funds’ fiscal year 4.3% higher against a trade-weighted basket of currencies, having been as much as 7.8% higher as recently as late January.

For the full period, the MSCI All-Country World Index, a proxy for global equities, fell 4.34% in U.S. dollar terms (though performance was generally better in local currencies). The MSCI All-Country World ex US Index fell by 9.19%, more than double the decline of its U.S.-inclusive counterpart. Emerging-market equity returns were more deeply negative in dollar terms, with the MSCI Emerging Markets Index falling by 12.03%.

U.S. equity returns were saved by dividends, as the S&P 500 returned 1.78% when dividends were included but was marginally negative on a price return basis. U.S. large caps (represented by the Russell 1000 Index) continued to outpace small caps (represented by the Russell 2000 Index), delivering 0.50% and -9.76% returns, respectively. The persistence of U.S. large-cap outperformance relative to other equities has been remarkable, with returns topping not just small caps but also emerging markets, Europe, Japan and the global stock market when annualized over one, three, five and ten years through the end of the reporting period.

The extended stretch of U.S. large-cap outperformance has coincided with a challenging environment for active U.S. large-cap strategies, while conversely, active managers have fared much better in benchmark-relative terms within international and emerging-market equity strategies.

Defensive and less-cyclically sensitive equity sectors (which typically exhibit lower volatility in challenging market environments compared to cyclically-sensitive sectors) fared relatively well; consumer staples, utilities, telecommunications and information technology delivered positive returns (in the U.S. and globally). Energy lagged considerably, while materials, financials and healthcare also fared poorly. Accordingly, low- and managed-volatility investment strategies were notable outperformers over the full period.

Global fixed-income, as measured by the Barclays Global Aggregate Bond Index, advanced 4.57% in dollar terms during the Funds’ fiscal year. U.S. Treasurys, as well as mortgage-backed and asset-backed securities, delivered positive returns during the period despite headwinds from rising interest-rate expectations. U.S. investment-grade corporate debt was modestly positive, while the high-yield market swooned. The BofA Merrill Lynch US High Yield Constrained Index fell by 3.96%, although a sharp advance late in the period helped minimize what was a much steeper decline during the reporting period.

2	SEI Asset Allocation Trust / Annual Report / March 31, 2016

Interest rates generally declined during the period, with short-term rates depressed globally (and intermediate-term rates in markets such as Europe and Japan) as major central banks outside of the U.S. guided benchmark rates downward, even into negative territory in some cases, and expanded their asset purchase programs. U.S. Treasury yields fell across most maturities, with only the yields on the shortest and longest maturities increasing during the full period.

Emerging-market debt delivered mixed performance. Local-currency bonds were largely a casualty of dollar strength; the JP Morgan GBI Emerging Markets Global Diversified Index, which tracks local-currency-denominated emerging-market bonds, fell by 1.65% in dollar terms during the period despite an impressive late-period rally. The JP Morgan EMBI Global Diversified Index, which tracks emerging market debt denominated in external currencies (such as the U.S. dollar), advanced by 4.19%.

A combination of subdued inflation and U.S. dollar strength began to ease in the last months of the reporting period, reducing headwinds to the performance of inflation-sensitive assets such as Treasury Inflation Protected Securities and commodities. The latter declined by 19.5% over the Funds’ fiscal year, but had dropped by 43.9% as recently as mid-February before staging a steep (but partial) recovery.

Our View

One of our bedrock macroeconomic assumptions has been that the world economy will avoid a generalized recession, managing to continue muddling through. We believe a synchronized global recession that drags most countries into negative gross domestic product territory remains a low-probability event, and if our forecast holds, the rally in risk assets should be able to build on itself.

Another bedrock assumption of ours has been the conviction that central-bank monetary policy will remain highly expansionary on a global basis. Even in the U.S., where economic growth and inflation appear more entrenched than in most other countries, it is unlikely that interest rates will be pushed higher in an aggressive manner.

A more interesting question is whether central bank policies have reached the end of their effectiveness. This issue has come to the forefront in recent months as the BOJ, and then the ECB, implemented radical policy prescriptions only to see markets react negatively. In both Europe and Japan, government bond yields now are negative out to 9 and 10 years, respectively. And yet the yen and the euro have gained against the dollar on a year-over-year basis. This resilience runs counter to our own expectation that a widening interest-rate differential between the U.S. and those two countries would keep the dollar strong. If its recent weakness is sustained, it could have far-reaching consequences for global assets. It could, for example, be positive for commodities as well as emerging-market debt and equity.

It’s hard to make a fundamental case for the recent upturn in the fortunes of emerging-market equities. Earnings per share (EPS) for the constituents of the MSCI Emerging Markets Index have collapsed 30% since mid-2014 in U.S. dollar terms, a performance that correlates closely with the bear market in commodity prices. We need to see stronger global economic growth, improved trade flows and additional supply discipline from commodity producers.

At this point, we see better prospects for a durable earnings revival in the U.S. than elsewhere. The stalling of the dollar’s appreciation against other currencies in the past year suggests that U.S.-based multinational corporations and import-sensitive industries should see some relief from negative currency effects.

Given the economic and political uncertainties, markets will remain difficult to navigate. We lean in a bullish direction, mainly because we are confident that the world economy will exhibit modest growth and that central banks around the world will do “whatever it takes” to coax their economies to grow and push inflation in an upward direction. Safety and stability, both in lower-volatility stocks and safe-haven government bonds, still look expensive. We like U.S. risk assets because the fundamentals seem better than most, although political dysfunction is becoming an increasing worry. Meanwhile, the sharp recovery in emerging-market debt and equity and high-yield securities underscores the fact that beaten-down areas can come roaring back with little advance warning. Under these circumstances, diversification seems a better strategy than concentrated positions as trends shift back and forth in almost random fashion.

Within the stability-focused SAAT Funds (Defensive, Conservative and Moderate), we chose to close a tactical overweight to credit (via the SIMT Enhanced Income Fund) and corresponding underweight to government securities

SEI Asset Allocation Trust / Annual Report / March 31, 2016	3

MARCH 31, 2016

LETTER TO SHAREHOLDERS (Concluded)

(via the SDIT Short-Duration Government Fund) during the third quarter of 2015 based on a desire to upgrade the Funds’ liquidity profiles and our view that market action had created more attractive opportunities elsewhere, most notably in currency and regional equity markets.

Specifically, we established a tactical long U.S. dollar versus short euro position within the stability-focused SAAT Funds during the third quarter of 2015 given the widening divergence between Fed and ECB policies. We increased this position during the first quarter of 2016 with the rationale that divergence would prevail despite a temporarily less-hawkish Fed and that global volatility might increase the dollar’s appeal.

We also opened a tactical overweight to large U.S. companies (via the SIMT U.S. Large Cap Fund) and corresponding underweight to investment-grade U.S. fixed income (via the SIMT U.S. Fixed Income Fund) within the stability-focused SAAT Funds during the first quarter of 2016. We viewed U.S. stocks as attractively valued relative to less risky assets following the turmoil of early 2016.

Finally, we updated the strategic allocations of the growth-focused SAAT Funds (Core Market, Market Growth and Aggressive) during the third quarter of 2015 to include the SIMT Dynamic Asset Allocation Fund (the DAA Fund) by reducing the allocation to the SIMT U.S. Large Cap Fund. This change is intended to improve overall risk-adjusted returns and should enhance the alignment of active portfolio tilts with SEI’s views. While we believe that strategic asset allocation is the key driver of long-term investment returns, markets can be relatively inefficient over shorter time horizons. The DAA Fund presents the opportunity to modestly tilt portfolios for potential return-enhancement or risk-reduction purposes. Further, the DAA Fund’s baseline underlying exposure is held in large-capitalization U.S. equities, so it can seamlessly replace part of the U.S. large-cap allocation without impacting the overall strategic asset allocation.

On behalf of SEI Investments, I want to thank you for your confidence in the Funds. We are working every day to maintain that confidence, and we look forward to serving your investment needs in the future.

Sincerely,

James Smigiel

Managing Director, Portfolio Strategies Group

4	SEI Asset Allocation Trust / Annual Report / March 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Defensive Strategy Fund

I. Objective

The Defensive Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing current income and the opportunity for limited capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2016, the Defensive Strategy Fund’s Class A Shares returned 0.08%. The Fund’s primary benchmark — the Barclays U.S. Aggregate Bond Index (the “Index) — returned 1.96%.

IV. Fund Attribution

Two of the underlying funds, SIMT Multi-Asset Inflation and SIMT High Yield, detracted notably from the Fund’s absolute returns. As noted in the shareholder letter, falling oil and other commodity prices hurt certain inflation-sensitive asset classes and ignited fears of rising corporate defaults, especially among energy-related issuers.

The Fund’s largest allocations were in SDIT Short-Duration Government, SLAT Prime Obligation and SIMT Multi-Asset Capital Stability. Of the three, SDIT Short-Duration Government contributed the most to absolute returns, followed by SIMT Multi-Asset Capital Stability.

SIMT Global Managed Volatility had the best underlying performance, followed by SIMT U.S. Managed Volatility. As noted in the shareholder letter, lower-volatility equities were notable outperformers over the reporting period, as investors bid up the prices of stocks perceived as safer and offering higher yields in a low-interest-rate environment.

Tactical positioning during the period consisted of a tilt toward credit (SDIT Enhanced Income) and away from government fixed income (SDIT Short-Duration Government); a tilt against the euro in favor of the U.S. dollar; and a tilt toward U.S. stocks and against U.S. Treasurys following the rush to safety during the first two months of 2016. The first position was closed during the reporting period, while the latter two remained open. None of the positions had a meaningful impact on returns.

The primary detractors from benchmark-relative returns were the Fund’s allocations to short-term and high-yield fixed income, as well as multi-asset funds. As noted in the shareholder letter, intermediate-term fixed income performed well thanks to falling interest rates (bond yields and prices tend to move inversely), short-term rates remained close to zero, and the high-yield market was plagued by fears of rising defaults (especially in energy, as an oversupply of crude oil hurt prices). Among the Multi-Asset funds, Capital Stability and Inflation-Managed detracted the most, as shorter-term yields and inflation expectations remained low.

The only contributors to relative performance were the SIMT U.S. and Global Managed Volatility funds. As noted in the shareholder letter, lower-volatility equities were especially strong during the period and exceeded the returns of the broad bond market (as represented by the Barclays U.S. Aggregate Index). However, their impact on relative returns was limited, as the Fund’s strategic weights to these asset classes were relatively low (6% total).

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in its primary benchmark. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

The Fund used currency forwards to establish a short euro, long U.S. dollar position. As noted above, this trade had a negligible impact on returns.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Fund, Class A	0.08%	0.86%	1.79%	1.51%	2.20%
Defensive Strategy Fund, Class I	-0.19%	0.64%	1.55%	1.12%	1.96%
S&P 500 Index*	1.78%	11.82%	11.58%	7.01%	7.85%
Barclays U.S. Aggregate Bond Index**	1.96%	2.50%	3.78%	4.90%	4.48%

SEI Asset Allocation Trust / Annual Report / March 31, 2016	5

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Defensive Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Barclays 1-3 Year U.S. Government/ Credit Index***	1.04%	0.95%	1.14%	2.80%	2.57%
Barclays 1-3 Month U.S. Treasury Bill Index****	0.09%	0.05%	0.05%	1.07%	1.30%

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Allocation Fund, Class A and Class I, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Barclays 1-3 Year U.S. Government/Credit Index, and the Barclays 1-3 Month U.S. Treasury Bill Index

¹	For the period ended March 31, 2016. Past performance is no indication of future performance. Class A and Class I shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.
*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.
***	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****	The Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

6	SEI Asset Allocation Trust / Annual Report / March 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Defensive Strategy Allocation Fund

I. Objective

The Defensive Strategy Allocation Fund (the “Fund”) seeks to generate investment income while providing the opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2016, the Fund’s Class A shares returned -0.19%. The Fund’s primary benchmark — the Standard & Poor’s (S&P) 500 Index (the “Index”) — returned 1.78%.

IV. Fund Attribution

Two of the underlying funds contributed to performance, led by SIMT U.S. Managed Volatility and followed by SIMT Real Estate. As noted in the shareholder letter, lower-volatility equities were notable outperformers over the reporting period, as investors bid up the prices of stocks perceived as safer and offering higher yields in a low-interest-rate environment. Real estate-related assets also enjoyed a tailwind from falling interest rates.

SIMT High Yield Bond overwhelmed the two contributing funds. As noted in the shareholder letter, falling oil and other commodity prices hurt certain inflation-sensitive asset classes and ignited fears of rising corporate defaults, especially among energy-related issuers.

The managed-volatility and real estate allocations both outpaced the S&P 500 Index. However, the Fund underperformed the Index as a result of its allocation to high-yield bonds, which underpeformed large-cap U.S. stocks by a wide margin.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Defensive Strategy Allocation Fund, Class A	-0.19%	7.14%	8.98%	6.78%	7.10%
S&P 500 Index*	1.78%	11.82%	11.58%	7.01%	7.85%
Barclays U.S. Aggregate Bond Index**	1.96%	2.50%	3.78%	4.90%	4.48%
Barclays 1-3 Year U.S. Government/Credit Index***	1.04%	0.95%	1.14%	2.80%	2.57%
Barclays 1-3 Month U.S. Treasury Bill Index****	0.09%	0.05%	0.05%	1.07%	1.30%

Comparison of Change in the Value of a $100,000 Investment in the Defensive Strategy Allocation Fund, Class A, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Barclays 1-3 Year U.S. Government/Credit Index, and the Barclays 1-3 Month U.S. Treasury Bill Index

[1]

For the period ended March 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Defensive Strategy Allocation Fund (Concluded)

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

****	The Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

8	SEI Asset Allocation Trust / Annual Report / March 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Conservative Strategy Fund

I. Objective

The Conservative Strategy Fund (the “Fund”) seeks to manage the risk of loss while providing the opportunity for modest capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2016, the Fund’s Class A shares returned 0.30%. The Fund’s primary benchmark — the Barclays U.S. Aggregate Bond Index — returned 1.96%.

IV. Fund Attribution

Two of the underlying funds, SIMT Multi-Asset Inflation and SIMT High Yield, detracted notably from the Fund’s absolute return. As noted in the shareholder letter, falling oil and other commodity prices hurt certain inflation-sensitive asset classes and ignited fears of rising corporate defaults, especially among energy-related issuers.

The Fund’s largest allocations were in SIMT Multi-Asset Capital Stability, SDIT Short-Duration Government and SLAT Prime Obligation. The first two of these funds contributed marginally absolute returns, while Prime Obligation had a negligible impact.

The best underlying performer was SIMT Global Managed Volatility, followed by SIMT U.S. Managed Volatility; both contributed to the Fund’s absolute return. As noted in the shareholder letter, lower-volatility equities were notable outperformers over the reporting period, as investors bid up the prices of stocks perceived as safer and offering higher yields in a low-interest-rate environment.

Tactical positioning during the period consisted of a tilt toward credit (SDIT Enhanced Income) and away from government fixed income (SDIT Short-Duration Government); a tilt against the euro in favor of the U.S. dollar; and a tilt toward U.S. stocks and against U.S. Treasurys following the rush to safety during the first two months of 2016. The first position was closed during the reporting period, while the latter two remained open. None of these positions had a meaningful impact on returns.

The primary detractors from benchmark-relative returns were the Fund’s allocations to inflation-sensitive assets as well as short-term and high-yield fixed-income. As noted in the shareholder letter, intermediate-term fixed income performed well thanks to falling interest rates (bond yields and prices tend to move inversely), short-term rates remained close to zero, and the high-yield market was plagued by fears of rising defaults (especially in energy, as an oversupply of crude oil hurt prices). Among the Multi-Asset funds, Inflation-Managed detracted most, as inflation expectations remained low.

The only contributors to relative performance were the SIMT U.S. and Global Managed Volatility Funds. As noted in the shareholder letter, lower-volatility equities were especially strong performers during the period and exceeded the return on the broad bond market (as represented by the Barclays U.S. Aggregate Index).

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although the Fund’s performance trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation, and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

The Fund used currency forwards to establish a short euro, long U.S. dollar position. As noted above, this trade had a negligible impact on returns.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Fund, Class A	0.30%	2.02%	3.31%	2.19%	3.22%
Conservative Strategy Fund, Class D	-0.56%	1.14%	2.40%	1.10%	2.09%
Conservative Strategy Fund, Class I	-0.06%	1.75%	3.05%	1.92%	3.12%
S&P 500 Index*	1.78%	11.82%	11.58%	7.01%	7.85%
Barclays U.S. Aggregate Bond Index**	1.96%	2.50%	3.78%	4.90%	4.48%

SEI Asset Allocation Trust / Annual Report / March 31, 2016	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Conservative Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Barclays 1-3 Year U.S. Government/Credit Index***	1.04%	0.95%	1.14%	2.80%	2.57%
Barclays 1-3 Month U.S. Treasury Bill Index****	0.09%	0.05%	0.05%	1.07%	1.30%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Fund, Class A, Class I and Class D, the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index, the Barclays Capital 1-3 Year U.S. Government/Credit Index, and the Barclays Capital 1-3 Month U.S. Treasury Bill Index

[1]

For the period ended March 31, 2016. Past performance is no indication of future performance. Class A and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class A shares. The performance of Class D shares may be lower than the performance of Class A shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.
****	The Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

10	SEI Asset Allocation Trust / Annual Report / March 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Conservative Strategy Allocation Fund

I. Objective

The Conservative Strategy Allocation Fund (the “Fund”) seeks to generate investment income while providing the opportunity for capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (SIMT), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2016, the Fund’s Class A Shares returned 0.41%. The Fund’s primary benchmark — the S&P 500 Index (the “Index”) — returned 1.78%.

IV. Fund Attribution

Two of the underlying funds contributed to performance, led by SIMT U.S. Managed Volatility and followed by SIMT Real Estate. As noted in the shareholder letter, lower-volatility equities were notable outperformers over the reporting period, as investors bid up the prices of stocks perceived as safer and offering higher yields in a low-interest-rate environment. Real estate-related assets also enjoyed a tailwind from falling interest rates.

SIMT High Yield Bond detracted somewhat from the contributions of the other two funds. As noted in the shareholder letter, falling oil and other commodity prices hurt certain inflation-sensitive asset classes and ignited fears of rising corporate defaults, especially among energy-related issuers.

The managed-volatility and real estate allocations both outpaced the S&P 500 Index. However, the Fund underperformed the Index slightly as a result of its allocation to high-yield bonds, which underpeformed large-cap U.S. stocks by a wide margin.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Conservative Strategy Allocation Fund, Class A	0.41%	7.94%	9.57%	7.11%	7.82%
S&P 500 Index*	1.78%	11.82%	11.58%	7.01%	7.85%
Barclays U.S. Aggregate Bond Index**	1.96%	2.50%	3.78%	4.90%	4.48%
Barclays 1-3 Year U.S. Government/Credit Index***	1.04%	0.95%	1.14%	2.80%	2.57%
Barclays 1-3 Month U.S. Treasury Bill Index****	0.09%	0.05%	0.05%	1.07%	1.30%

Comparison of Change in the Value of a $100,000 Investment in the Conservative Strategy Allocation Fund, Class A, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the Barclays 1-3 Year U.S. Government/Credit Index, and the Barclays 1-3 Month U.S. Treasury Bill Index

[1]

For the period ended March 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Conservative Strategy Allocation Fund (Concluded)

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

****	The Barclays 1-3 Month U.S. Treasury Bill Index is a widely-recognized, market weighted index of U.S. Treasury Bills with remaining maturities between one and three months.

12	SEI Asset Allocation Trust / Annual Report / March 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Moderate Strategy Fund

I. Objective

The Moderate Strategy Fund (the “Fund”) seeks to provide capital appreciation while managing the risk of loss.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2016, the Moderate Strategy Fund, Class A shares returned -0.44%. The Fund’s primary benchmark — the Barclays U.S. Aggregate Bond Index (the “Index”) — returned 1.96%.

IV. Fund Attribution

Three of the underlying funds, SIMT Multi-Asset Accumulation, SIMT High Yield and SIMT Multi-Asset Inflation, detracted notably from the Fund’s absolute returns. As noted in the shareholder letter, falling oil and other commodity prices hurt certain inflation-sensitive asset classes (SIMT Multi-Asset Accumulation and Inflation both have significant commodity exposure) and ignited fears of rising corporate defaults, especially among energy-related issuers.

The Fund’s largest allocations were in SIMT Global Managed Volatility, SIMT U.S. Managed Volatility, SIMT Multi-Asset Accumulation, SIMT Multi-Asset Inflation and SIMT Multi-Asset Capital Stability. SIMT Global Managed Volatility performed best, followed by SIMT U.S. Managed Volatility; both contributed to the Fund’s absolute returns. As noted in the shareholder letter, lower-volatility equities were notable outperformers over the reporting period, as investors bid up the prices of stocks perceived as safer and offering higher yields in a low-interest-rate environment. SIMT Multi-Asset Capital Stability contributed modestly.

Tactical positioning during the period consisted of a tilt toward credit (SDIT Enhanced Income) and away from government fixed income (SDIT Short-Duration Government); a tilt against the euro in favor of the U.S. dollar; and a tilt toward U.S. stocks and against U.S. Treasurys following the rush to safety during the first two months of 2016. The first position was closed during the reporting period, while the latter two remained open. None of these positions had a meaningful impact on returns.

The primary detractors from benchmark-relative returns were the Fund’s allocations to inflation-sensitive assets (including commodities) and high-yield bonds. As noted in the shareholder letter, these exposures and asset classes performed poorly, while the broad U.S. bond market (as measured by the Barclays U.S. Aggregate Bond Index) performed well thanks to falling interest rates. (Bond yields and prices tend to move inversely).

The only underlying fund contributors to relative performance were SIMT U.S. and Global Managed Volatility. As noted in the shareholder letter, lower-volatility equities were especially strong performers during the period and exceeded the return on the broad bond market.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although its performance trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

The Fund used currency forwards to establish a short euro, long U.S. dollar position. As noted above, this trade had a negligible impact on returns.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Fund, Class A	-0.44%	2.86%	4.69%	3.24%	4.55%
Moderate Strategy Fund, Class D	-1.19%	2.03%	3.80%	2.15%	3.41%
Moderate Strategy Fund, Class I	-0.69%	2.60%	4.42%	2.99%	4.50%
S&P 500 Index*	1.78%	11.82%	11.58%	7.01%	7.85%
Barclays U.S. Aggregate Bond Index**	1.96%	2.50%	3.78%	4.90%	4.48%
MSCI EAFE Index***	-8.27%	2.23%	2.29%	1.80%	5.65%

SEI Asset Allocation Trust / Annual Report / March 31, 2016	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Moderate Strategy Fund (Concluded)

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Barclays 1-3 Year U.S. Government/Credit Index****	1.04%	0.95%	1.14%	2.80%	2.57%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Fund, Class A, Class D and Class I, the Barclays U.S. Aggregate Bond Index, the S&P 500 Index, the MSCI EAFE Index, and the Barclays 1-3 Year U.S. Government/Credit Index

¹	For the period ended March 31, 2016. Past performance is no indication of future performance. Class A and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class A shares. The performance of Class D shares may be lower than the performance of Class A shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

****	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

14	SEI Asset Allocation Trust / Annual Report / March 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Moderate Strategy Allocation Fund

I. Objective

The Moderate Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2016, the Moderate Strategy Allocation Fund, Class A Shares, returned -0.52%. The Fund’s primary benchmark — the S&P 500 Index (the “index”) — returned 1.78%.

IV. Fund Attribution

Two of the underlying funds contributed to performance, led by SIMT U.S. Managed Volatility and followed by SIMT Real Estate. As noted in the shareholder letter, lower-volatility equities were notable outperformers over the reporting period, as investors bid up the prices of stocks perceived as safer and offering higher yields in a low-interest-rate environment. Real estate-related assets also enjoyed a tailwind from falling interest rates.

The other three funds — SIMT High Yield Bond, SIMT Tax-Managed Large Cap and SIT International Equity — overwhelmed the two contributing funds. As noted in the shareholder letter, falling oil and other commodity prices hurt certain inflation-sensitive asset classes and ignited fears of rising corporate defaults, especially among energy-related issuers, while international and U.S. multinational stocks struggled in the face of a strong U.S. dollar and flagging global demand.

The managed-volatility and real estate allocations both outpaced the S&P 500 Index. However, the Fund underperformed the Index as a result of its allocations to high-yield bonds and U.S. large-cap and international equities.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although its performance trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Moderate Strategy Allocation Fund, Class A	-0.52%	8.49%	9.68%	6.53%	7.40%
S&P 500 Index*	1.78%	11.82%	11.58%	7.01%	7.85%
Barclays U.S. Aggregate Bond Index**	1.96%	2.50%	3.78%	4.90%	4.48%
MSCI EAFE Index***	-8.27%	2.23%	2.29%	1.80%	5.65%
Barclays 1-3 Year U.S. Government/Credit Index***	1.04%	0.95%	1.14%	2.80%	2.57%

Comparison of Change in the Value of a $100,000 Investment in the Moderate Strategy Allocation Fund, Class A, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the MSCI EAFE Index, and the Barclays 1-3 Year U.S. Government/Credit Index

[1]	For the period ended March 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning November 14, 2003.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	15

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Moderate Strategy Allocation Fund (Concluded)

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value- weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

****	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

16	SEI Asset Allocation Trust / Annual Report / March 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Aggressive Strategy Fund

I. Objective

The Aggressive Strategy Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2016, the Aggressive Strategy Fund, Class A Shares, returned -5.22%. The Fund’s primary benchmark — the S&P 500 Index (the “Index”) — returned 1.78%.

IV. Fund Attribution

All of the underlying funds detracted from performance due to a litany of growth concerns and significant risk aversion during the reporting period. SIMT Multi-Asset Accumulation (the largest holding) detracted the most, followed by SIMT Large Cap, SIT International Equity, SIT Emerging Markets Equity, SIMT Small Cap and SIMT High Yield Bond. As noted in the shareholder letter, falling oil and other commodity prices hurt certain inflation-sensitive asset classes (Multi-Asset Accumulation and Inflation both have significant commodity exposures) and ignited fears of rising corporate defaults, especially among energy-related issuers, while international and U.S. multi-national stocks struggled in the face of a strong U.S. dollar and flagging global demand.

The Fund’s strategic allocation was updated during the period with the addition of SIMT Dynamic Asset Allocation and the corresponding reduction of SIMT U.S. Large Cap. SIMT Dynamic Asset Allocation detracted, due primarily to a long position in Japanese equities and a short position in U.S. equities, as well as several currency trades.

All of the Fund’s underlying allocations underperformed the broad U.S. equity market, as measured by the Standard & Poor’s 500 Index, which eked out a gain during the reporting period.

The primary detractors from benchmark-relative returns were the Fund’s allocations to commodities (within SIMT Multi-Asset Accumulation) and riskier assets such as international, U.S. and emerging-market equities, as well as high-yield bonds. In a period of widespread risk aversion, these asset classes underperformed blue-chip U.S. equities. As noted in the shareholder letter, the environment for active large-cap U.S. equity management remained challenging; as a result, SIMT Large Cap underperformed large-cap indexes like the S&P 500. The SIMT Dynamic Asset Allocation Fund also detracted from relative returns.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Aggressive Strategy Fund, Class A	-5.22%	4.15%	5.56%	3.33%	5.42%
Aggressive Strategy Fund, Class D	-5.93%	3.36%	4.72%	2.26%	4.29%
Aggressive Strategy Fund, Class I	-5.44%	3.91%	5.31%	3.08%	5.09%
S&P 500 Index*	1.78%	11.82%	11.58%	7.01%	7.85%
Barclays U.S. Aggregate Bond Index**	1.96%	2.50%	3.78%	4.90%	4.48%
MSCI EAFE Index***	-8.27%	2.23%	2.29%	1.80%	5.65%

SEI Asset Allocation Trust / Annual Report / March 31, 2016	17

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Aggressive Strategy Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Aggressive Strategy Fund, Class A, Class D and Class I, versus the S&P 500 Index and the MSCI EAFE Index

¹	For the period ended March 31, 2016. Past performance is no indication of future performance. Class A and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class A shares. The performance of Class D shares may be lower than the performance of Class A shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

18	SEI Asset Allocation Trust / Annual Report / March 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Tax-Managed Aggressive Strategy Fund

I. Objective

The Tax-Managed Aggressive Strategy Fund (the “Fund”) seeks to provide long-term capital appreciation.

II. Investment In Underlying SEI Funds

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (SIT), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2016, the Tax-Managed Aggressive Strategy Fund, Class A Shares, returned -5.18%. The Fund’s primary benchmark — the S&P 500 Index (the Index”) — returned 1.78%.

IV. Fund Attribution

All of the underlying funds detracted from performance. SIMT Tax-Managed Large Cap detracted the most, followed by SIMT Tax-Managed Small/Mid Cap, SIT International Equity, SIMT High Yield Bond and SIT Emerging Markets Equity. As noted in the shareholder letter, falling oil and other commodity prices hurt certain inflation-sensitive asset classes and ignited fears of rising corporate defaults, especially among energy-related issuers, while international and U.S. large- and small-cap stocks struggled in the face of a strong U.S. dollar, flagging global demand, and a generally risk-averse environment.

V. Benchmark-Relative Performance

All of the Fund’s underlying asset classes underperformed the S&P 500 Index. As noted in the shareholder letter, U.S. large caps have enjoyed an impressive and historically uncommon stretch of relative performance in recent years, and active large-cap management has been quite challenged during this period. As a result, allocations to SIMT Tax-Managed Large Cap, SIMT Tax-Managed Small/Mid Cap and SIT

International Equity detracted from relative performance, as did SIMT High Yield Bond and SIT Emerging Markets Equity in a generally risk-averse environment.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Tax-Managed Aggressive Strategy Fund, Class A	-5.18%	6.55%	7.06%	4.53%	6.38%
S&P 500 Index*	1.78%	11.82%	11.58%	7.01%	7.85%
Barclays U.S. Aggregate Bond Index**	1.96%	2.50%	3.78%	4.90%	4.48%
MSCI EAFE Index***	-8.27%	2.23%	2.29%	1.80%	5.65%

Comparison of Change in the Value of a $100,000 Investment in the Tax-Managed Aggressive Strategy Fund, Class A, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index

[1]

For the period ended March 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	19

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Tax-Managed Aggressive Strategy Fund (Concluded)

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The Barclays 1-3 Year U.S. Government/Credit Index is a widely-recognized, market weighted index of U.S. Government Securities with remaining maturities between one and three years.

***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

20	SEI Asset Allocation Trust / Annual Report / March 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Core Market Strategy Fund

I. Objective

The Core Market Strategy Fund (the “Fund”) seeks to provide capital appreciation while maintaining broad equity and fixed-income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2016, the Core Market Strategy Fund, Class A Shares, returned -3.67%. The Fund’s primary benchmark — the Barclays U.S. Aggregate Bond Index — returned 1.96%.

IV. Fund Attribution

SIMT U.S. Fixed Income, one of the two largest allocations, was the only fund that contributed to returns. As noted in the shareholder letter, most fixed-income assets enjoyed a tailwind during the reporting period, thanks to falling interest rates. (Bond yields and prices tend to move inversely).

SIMT Multi-Asset Accumulation, the other largest holding, detracted the most, followed by SIMT High Yield Bond, SIT International Equity, SIMT Large Cap and SIMT Multi-Asset Inflation. As noted in the shareholder letter, falling oil and other commodity prices hurt certain inflation-sensitive asset classes (SIMT Multi-Asset Accumulation has significant commodity exposure) and ignited fears of rising corporate defaults, especially among energy-related issuers, while international and U.S. multi-national stocks struggled in the face of a strong U.S. dollar and flagging global demand. SIMT Small Cap and SIT Emerging Markets Equity also detracted due to these concerns and the significant risk aversion they engendered over the reporting period.

The Fund’s strategic allocation was updated during the period with the addition of SIMT Dynamic Asset Allocation and the corresponding reduction of SIMT U.S. Large Cap. SIMT Dynamic Asset Allocation detracted, due primarily to a long position in Japanese equities and a short position in U.S. equities as well as several currency trades.

All of the Fund’s underlying allocations underperformed the broad U.S. bond market, as measured by the Barclays U.S. Aggregate Bond Index, which performed well thanks to falling interest rates. (Bond yields and prices tend to move inversely).

The primary detractors from benchmark-relative returns were the Fund’s allocations to inflation-sensitive assets (including commodities) and high-yield bonds. Other risky assets to which the Fund was exposed, including international, U.S. and emerging-market equities, also underperformed the bond market.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Fund, Class A	-3.67%	2.27%	4.30%	3.85%	4.75%
Core Market Strategy Fund, Class I	-2.00%	2.69%	4.44%	4.00%	5.05%
S&P 500 Index*	1.78%	11.82%	11.58%	7.01%	7.85%
Barclays U.S. Aggregate Bond Index**	1.96%	2.50%	3.78%	4.90%	4.48%
MSCI EAFE Index***	-8.27%	2.23%	2.29%	1.80%	5.65%

SEI Asset Allocation Trust / Annual Report / March 31, 2016	21

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Core Market Strategy Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Fund, Class A and Class I, versus the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

¹	For the period ended March 31, 2016. Past performance is no indication of future performance. Class A and Class I shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

22	SEI Asset Allocation Trust / Annual Report / March 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Core Market Strategy Allocation Fund

I. Objective

The Core Market Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2016, the Core Market Strategy Allocation Fund, Class A, Shares returned -5.16%. The Fund’s primary benchmark — the S&P 500 Index (the “Index”) — returned 1.78%.

IV. Fund Attribution

All of the underlying funds detracted from performance. SIMT Tax-Managed Large Cap detracted the most, followed by SIMT Tax-Managed Small/Mid Cap, SIT International Equity, SIMT High Yield Bond and SIT Emerging Markets Equity. As noted in the shareholder letter, falling oil and other commodity prices hurt certain inflation-sensitive asset classes and ignited fears of rising corporate defaults, especially among energy-related issuers, while international and U.S. large- and small-cap stocks struggled in the face of a strong U.S. dollar, flagging global demand, and a generally risk-averse environment.

All of the Fund’s underlying asset classes underperformed the S&P 500 Index. As noted in the shareholder letter, U.S. large caps have enjoyed an impressive and historically uncommon stretch of relative performance in recent years, and active large-cap management has been challenged during the reporting period. As a result, allocations to SIMT Tax-Managed Large Cap, SIMT Tax-Managed Small/Mid Cap and SIT

International Equity detracted from relative performance, as did SIMT High Yield Bond and SIT Emerging Markets Equity returns in a generally risk-averse environment.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Core Market Strategy Allocation Fund, Class A	-5.16%	6.54%	7.08%	4.32%	5.73%
S&P 500 Index*	1.78%	11.82%	11.58%	7.01%	7.85%
Barclays U.S. Aggregate Bond Index**	1.96%	2.50%	3.78%	4.90%	4.48%
MSCI EAFE Index***	-8.27%	2.23%	2.29%	1.80%	5.65%

Comparison of Change in the Value of a $100,000 Investment in the Core Market Strategy Allocation Fund, Class A, versus the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

[1]

For the period ended March 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	23

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Core Market Strategy Allocation Fund (Concluded)

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

24	SEI Asset Allocation Trust / Annual Report / March 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Market Growth Strategy Fund

I. Objective

The Market Growth Strategy Fund (the “Fund”) seeks to provide capital appreciation while maintaining broad equity and fixed-income market participation.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2016, the Market Growth Strategy Fund, Class A Shares, returned -4.38%. The Fund’s primary benchmark — the S&P 500 Index (the “Index”) — returned 1.78%.

IV. Fund Attribution

SIMT U.S. Fixed Income was the only underlying fund that contributed to returns. As noted in the shareholder letter, most fixed-income assets enjoyed a tailwind during the reporting period, thanks to falling interest rates. (Bond yields and prices tend to move inversely).

Other funds detracted due to a litany of growth concerns and significant risk aversion during the reporting period. SIMT Multi-Asset Accumulation (the largest holding) detracted the most, followed by SIMT Large Cap, SIT International Equity, SIT Emerging Markets Equity, SIMT High Yield Bond, SIMT Small Cap and SIMT Multi-Asset Inflation. As noted in the shareholder letter, falling oil and other commodity prices hurt certain inflation-sensitive asset classes (SIMT Multi-Asset Accumulation and Inflation both have significant commodity exposure) and ignited fears of rising corporate defaults, especially among energy-related issuers, while international and U.S. multi-national stocks struggled in the face of a strong U.S. dollar and flagging global demand.

The Fund’s strategic allocation was updated during the period with the addition of SIMT Dynamic Asset Allocation and the corresponding reduction of SIMT U.S. Large Cap. The SIMT Dynamic Asset Allocation Fund detracted, due primarily to a long position in Japanese equities and a short position in U.S. equities, as well as several currency trades.

All of the Fund’s underlying allocations underperformed the broad U.S. equity market, as measured by the Standard & Poor’s 500 Index, which eked out a gain during the reporting period.

The primary detractors from benchmark-relative returns were the Fund’s allocations to inflation-sensitive assets (including commodities) and riskier assets such as international, U.S. and emerging-market equities, as well as high-yield bonds. In a period of widespread risk aversion, these asset classes underperformed blue-chip U.S. equities. As noted in the shareholder letter, the environment for active large-cap U.S. equity management remained challenging; as a result, SIMT Large Cap underperformed large-cap indexes like the S&P 500. SIMT Dynamic Asset Allocation Fund also detracted from relative returns.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Fund, Class A	-4.38%	2.66%	4.40%	3.39%	4.86%
Market Growth Strategy Fund, Class D	-5.18%	1.86%	3.55%	2.32%	3.73%
Market Growth Strategy Fund, Class I	-4.69%	2.41%	4.15%	3.17%	4.58%
S&P 500 Index*	1.78%	11.82%	11.58%	7.01%	7.85%
Barclays U.S. Aggregate Bond Index**	1.96%	2.50%	3.78%	4.90%	4.48%
MSCI EAFE Index***	-8.27%	2.23%	2.29%	1.80%	5.65%

SEI Asset Allocation Trust / Annual Report / March 31, 2016	25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Market Growth Strategy Fund (Concluded)

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Fund, Class A, Class D and Class I, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, and the MSCI EAFE Index

[1]

For the period ended March 31, 2016. Past performance is no indication of future performance. Class A and Class I shares were offered beginning November 14, 2003. Class D shares were offered beginning March 25, 2011. Class D shares performance for the period prior to March 25, 2011 is performance derived from the performance of Class A shares. The performance of Class D shares may be lower than the performance of Class A shares because of different shareholder servicing and distribution fees paid by Class D shareholders. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

26	SEI Asset Allocation Trust / Annual Report / March 31, 2016

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Market Growth Strategy Allocation Fund

I. Objective

The Market Growth Strategy Allocation Fund (the “Fund”) seeks to provide the opportunity for capital appreciation with some opportunity to generate income.

II. Investment In Underlying SEI Funds

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets among certain underlying SEI funds. These underlying SEI funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies. SIMC may change the allocations to the particular asset classes represented by the underlying SEI funds when it deems it appropriate. The underlying SEI funds are separately managed series of the following investment companies: SEI Institutional Managed Trust (“SIMT”), SEI Institutional International Trust (“SIT”), SEI Daily Income Trust (“SDIT”) and SEI Liquid Asset Trust (“SLAT”).

III. Return vs. Benchmark

For the fiscal year ended March 31, 2016, the Market Growth Strategy Allocation Fund, Class A Shares, returned -5.16%. The Fund’s primary benchmark — the S&P 500 Index (the “Index”) — returned 1.78%.

IV. Fund Attribution

All of the underlying funds detracted from performance. SIMT Tax-Managed Large Cap detracted the most, followed by SIMT Tax-Managed Small/Mid Cap, SIT International Equity, SIMT High Yield Bond and SIT Emerging Markets Equity. As noted in the shareholder letter, falling oil and other commodity prices hurt certain inflation-sensitive asset classes and ignited fears of rising corporate defaults, especially among energy-related issuers, while international and U.S. large- and small-cap stocks struggled in the face of a strong U.S. dollar, flagging global demand, and a generally risk-averse environment.

All of the Fund’s underlying asset classes underperformed the S&P 500 Index. As noted in the shareholder letter, U.S. large caps have enjoyed an impressive and historically uncommon stretch of relative performance in recent years, and active large-cap management has been challenged during this period. As a result, allocations to SIMT Tax-Managed Large Cap, SIMT Tax-Managed Small/Mid Cap and SIT International

Equity detracted from relative performance, as did SIMT High Yield Bond and SIT Emerging Markets Equity in a generally risk-averse environment.

The Fund is designed to have exposure to a range of asset classes, not all of which are reflected in the primary benchmark of the Fund. Although it trailed the primary benchmark, the Fund’s overall performance was in line with our expectations for the Fund’s asset allocation — and we believe the long-term strategic allocation remains appropriate for the Fund’s investment objective.

AVERAGE ANNUAL TOTAL RETURN1

	One Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return	Annualized Inception to Date
Market Growth Strategy Allocation Fund, Class A	-5.16%	6.55%	7.13%	4.53%	6.06%
S&P 500 Index*	1.78%	11.82%	11.58%	7.01%	7.85%
Barclays U.S. Aggregate Bond Index**	1.96%	2.50%	3.78%	4.90%	4.48%
MSCI EAFE Index***	-8.27%	2.23%	2.29%	1.80%	5.65%

Comparison of Change in the Value of a $100,000 Investment in the Market Growth Strategy Allocation Fund, Class A, versus the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the MSCI EAFE Index

[1]

For the period ended March 31, 2016. Past performance is no indication of future performance. Class A shares were offered beginning November 14, 2003. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	27

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

MARCH 31, 2016 (Unaudited)

Market Growth Strategy Allocation Fund (Concluded)

*	The S&P 500 Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

**	The Barclays U.S. Aggregate Bond Index is a widely-recognized, market value- weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. government obligations, corporate debt securities, and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB) or higher, with maturities of at least one year.

***	The MSCI EAFE Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of over 1,000 securities listed on the stock exchanges in Europe, Australasia and the Far East.

28	SEI Asset Allocation Trust / Annual Report / March 31, 2016

SCHEDULE OF INVESTMENTS

Defensive Strategy Fund

March 31, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

FIXED INCOME FUNDS — 43.7%
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	119,321	$1,110
SEI Daily Income Trust Short-Duration Government Fund, Cl Y	915,244	9,619
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	202,572	2,105
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	170,049	1,120
SEI Institutional Managed Trust Real Return Fund, Cl Y‡	221,326	2,229

Total Fixed Income Funds (Cost $16,194) ($ Thousands)		16,183

MULTI-ASSET FUNDS — 30.1%
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	216,143	1,857
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	185,992	1,860
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	736,951	7,421

Total Multi-Asset Funds (Cost $11,444) ($ Thousands)		11,138

MONEY MARKET FUND (A) — 19.9%
SEI Liquid Asset Trust Prime Obligation Fund, Cl A, 0.070%	7,379,255	7,379

Total Money Market Fund (Cost $7,379) ($ Thousands)		7,379

EQUITY FUNDS — 6.3%
SEI Institutional Managed Trust Large Cap Fund, Cl Y	7,799	93
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	67,611	1,123
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	101,473	1,124

Total Equity Funds (Cost $2,189) ($ Thousands)		2,340

Total Investments — 100.0% (Cost $37,206) ($ Thousands)		$37,040

Percentages are based on Net Assets of $37,037 ($ Thousands).

‡	Non-Income Producing Fund.

(A)	Rate shown is the 7-day effective yield as of March 31, 2016.

Cl — Class

EUR — Euro

USD — U.S. Dollar

A list of the open forward foreign currency contracts held by the Fund at March 31, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized (Depreciation) ($ Thousands)
04/29/16	EUR	248	USD	279	$(4)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at March 31, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized (Depreciation) ($ Thousands)
Brown Brothers Harriman	$(282)	$279	$(4)

For the year ended March 31, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

The following is a list of the level of inputs used as of March 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$37,040	$—	$—	$37,040

Total Investments in Securities	$37,040	$—	$—	$37,040

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Depreciation	$—	$(4)	$—	$(4)

Total Other Financial Instruments	$—	$(4)	$—	$(4)

*	Forwards contracts are valued at unrealized depreciation on the instrument.

As of March 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2016, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	29

SCHEDULE OF INVESTMENTS

Defensive Strategy Fund (Concluded)

March 31, 2016

The following is summary of the transactions with affiliates for the year ended March 31, 2016 ($ Thousands):

	Value 3/31/2015	Purchases at Cost	Proceeds from Sales†	Realized Gain (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 3/31/2016	Dividend Income
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class Y	$1,156	$282	$(324)	$1	$(5)	$1,110	$10
SEI Daily Income Trust Short Duration Government Fund, Class Y	8,477	3,738	(2,583)	9	(22)	9,619	81
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	2,312	675	(845)	29	(66)	2,105	51
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	1,159	460	(334)	31	(196)	1,120	70
SEI Institutional Managed Trust Real Return Fund, Class Y	2,311	560	(669)	—	27	2,229	—
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	1,925	554	(532)	(7)	(83)	1,857	13
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	1,925	585	(516)	25	(159)	1,860	98
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	7,663	1,878	(2,071)	31	(80)	7,421	—
SEI Institutional Managed Trust Large Cap Fund, Class Y	—	92	—	—	1	93	—
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	1,152	506	(529)	236	(242)	1,123	19
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	1,144	482	(501)	156	(157)	1,124	56
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	1,541	141	(1,660)	(26)	4	—	18
SEI Liquid Asset Trust Prime Obligation Fund, Class A	7,702	1,811	(2,134)	—	—	7,379	—

Totals	$38,467	$11,764	$(12,699)	$485	$(978)	$37,040	$416

†	Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(12,797).

The accompanying notes are an integral part of the financial statements.

30	SEI Asset Allocation Trust / Annual Report / March 31, 2016

SCHEDULE OF INVESTMENTS

Defensive Strategy Allocation Fund

March 31, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 59.9%
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	187,326	$3,109
SEI Institutional Managed Trust Real Estate Fund Real Estate Fund, Cl Y	80,055	1,559

Total Equity Funds (Cost $3,929) ($ Thousands)		4,668

FIXED INCOME FUNDS — 40.1%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	474,742	3,129

Total Fixed Income Funds (Cost $3,644) ($ Thousands)		3,129

Total Investments — 100.0% (Cost $7,573) ($ Thousands)		$7,797

Percentages are based on Net Assets of $7,795 ($ Thousands).

Cl — Class

As of March 31, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2016, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2016 ($ Thousands):

Security Description	Value 3/31/2015	Purchases at Cost	Proceeds from Sales†	Realized Gain (Loss)	Change in Unrealized Depreciation	Value 3/31/2016	Dividend Income
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	$3,921	$739	$(1,171)	$362	$(742)	$3,109	$60
SEI Institutional Managed Trust Real Estate Fund, Class Y	1,956	596	(1,246)	664	(411)	1,559	23
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	3,930	1,131	(1,499)	(7)	(426)	3,129	206

Totals	$9,807	$2,466	$(3,916)	$1,019	$(1,579)	$7,797	$289

†	Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(4,111).

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	31

SCHEDULE OF INVESTMENTS

Conservative Strategy Fund

March 31, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

FIXED INCOME FUNDS — 42.7%
SEI Daily Income Trust Ultra Short Duration Bond Fund, Cl Y	556,299	$5,174
SEI Daily Income Trust Short-Duration Government Fund, Cl Y	1,278,778	13,440
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	226,409	2,130
SEI Institutional Managed Trust Enhanced Income Fund, Cl Y	421,447	3,114
SEI Institutional Managed Trust Real Return Fund, Cl Y‡	621,055	6,254
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	956,102	6,301
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	764,575	7,944

Total Fixed Income Funds (Cost $44,999) ($ Thousands)		44,357

MULTI-ASSET FUNDS — 30.0%
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	730,916	7,309

Percentages are based on Net Assets of $103,971 ($ Thousands).

‡	Non-Income Producing Fund.

**	Rate shown is the 7-day effective yield as of March 31, 2016.

Cl — Class

EUR — Euro

USD — U.S. Dollar

A list of the open forward foreign currency contracts held by the Fund at March 31, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized (Depreciation) ($ Thousands)
04/29/16	EUR	693	USD	780	$(10)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at March 31, 2016, is as follows:
Counterparty	Currency to Deliver ($ Thousands)		Currency to Receive ($ Thousands)		Unrealized (Depreciation) ($ Thousands)
Brown Brothers Harriman		$(791)		$780	$(10)

For the year ended March 31, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

Description	Shares	Market Value ($ Thousands)

SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	969,712	$8,330
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	1,549,389	15,602

Total Multi-Asset Funds (Cost $32,431) ($ Thousands)		31,241

EQUITY FUNDS — 17.4%
SEI Institutional Managed Trust Large Cap Fund, Cl Y	13,464	161
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	507,517	8,425
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	857,127	9,497

Total Equity Funds (Cost $15,088) ($ Thousands)		18,083

MONEY MARKET FUND — 9.9%
SEI Liquid Asset Trust Prime Obligation Fund, Cl A, 0.070%**	10,314,217	10,314

Total Money Market Fund (Cost $10,314) ($ Thousands)		10,314

Total Investments — 100.0% (Cost $102,832) ($ Thousands)		$103,995

The following is a list of the level of inputs used as of March 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$103,995	$—	$—	$103,995

Total Investments in Securities	$103,995	$—	$—	$103,995

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Depreciation	$—	$(10)	$—	$(10)

Total Other Financial Instruments	$—	$(10)	$—	$(10)

*	Forwards contracts are valued at unrealized depreciation on the instrument.

As of March 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2016, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—” are $0 or have been rounded to $0.

32	SEI Asset Allocation Trust / Annual Report / March 31, 2016

The following is summary of the transactions with affiliates for the year ended March 31, 2016 ($ Thousands):

Security Description	Value 3/31/2015	Purchases at Cost	Proceeds from Sales†	Realized Gain (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 3/31/2016	Dividend Income
SEI Daily Income Trust Ultra Short Duration Bond Fund, Class Y	$5,844	$259	$(912)	$5	$(22)	$5,174	$52
SEI Daily Income Trust Short-Duration Government Fund, Class Y	7,013	7,952	(1,529)	6	(2)	13,440	99
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	2,335	323	(489)	(8)	(31)	2,130	12
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	11,689	406	(8,777)	8	(212)	3,114	163
SEI Institutional Managed Trust Real Return Fund, Class Y	7,011	255	(1,087)	(4)	79	6,254	—
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	7,026	1,256	(1,137)	26	(870)	6,301	404
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	9,358	692	(1,951)	66	(221)	7,944	195
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	8,183	749	(1,100)	80	(603)	7,309	394
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	9,344	659	(1,254)	(28)	(391)	8,330	60
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	17,495	748	(2,598)	97	(140)	15,602	—
SEI Institutional Managed Trust Large Cap Fund, Class Y	—	159	—	—	2	161	—
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	9,344	2,106	(3,012)	1,319	(1,332)	8,425	153
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	10,492	2,325	(3,035)	648	(933)	9,497	479
SEI Liquid Asset Trust Prime Obligation Fund, Class A	11,684	427	(1,797)	—	—	10,314	—

Totals	$116,818	$18,316	$(28,678)	$2,215	$(4,676)	$103,995	$2,011

†	Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(29,257).

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	33

SCHEDULE OF INVESTMENTS

Conservative Strategy Allocation Fund

March 31, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 67.1%
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,129,389	$18,748
SEI Institutional Managed Trust - Real Estate Fund Real Estate Fund, Cl Y	477,507	9,297

Total Equity Funds (Cost $22,945) ($ Thousands)		28,045

Description	Shares	Market Value ($ Thousands)

FIXED INCOME FUNDS — 32.9%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	2,084,934	$13,740

Total Fixed Income Funds (Cost $14,907) ($ Thousands)		13,740

Total Investments — 100.0% (Cost $37,852) ($ Thousands)		$41,785

Percentages are based on Net Assets of $41,778($ Thousands).

Cl — Class

As of March 31, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2016, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2016 ($ Thousands):

Security Description	Value 3/31/2015	Purchases at Cost	Proceeds from Sales†	Realized Gain	Change in Unrealized Depreciation	Value 3/31/2016	Dividend Income
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	$19,849	$3,503	$(4,036)	$1,707	$(2,275)	$18,748	$329
SEI Institutional Managed Trust Real Estate Fund, Class Y	9,669	3,022	(3,391)	1,902	(1,905)	9,297	127
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	14,580	3,801	(2,823)	916	(2,734)	13,740	856

Totals	$44,098	$10,326	$(10,250)	$4,525	$(6,914)	$41,785	$1,312

†	Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(11,356).

The accompanying notes are an integral part of the financial statements.

34	SEI Asset Allocation Trust / Annual Report / March 31, 2016

SCHEDULE OF INVESTMENTS

Moderate Strategy Fund

March 31, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

FIXED INCOME FUNDS — 37.2%
SEI Daily Income Trust Short-Duration Government Fund, Cl Y	1,817,265	$19,099
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	1,015,819	9,559
SEI Institutional Managed Trust Enhanced Income Fund, Cl Y	966,783	7,145
SEI Institutional Managed Trust Real Return Fund, Cl Y‡	1,422,865	14,328
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	2,899,241	19,106
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	1,896,269	19,702

Total Fixed Income Funds (Cost $93,172) ($ Thousands)		88,939

MULTI-ASSET FUNDS — 35.0%
SEI Institutional International Trust Multi-Asset Accumulation Fund, Cl Y	2,483,225	23,889
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	1,193,825	11,938
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	2,772,019	23,812
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Cl Y	2,371,393	23,880

Total Multi-Asset Funds (Cost $88,894) ($ Thousands)		83,519

EQUITY FUNDS — 27.8%
SEI Institutional Managed Trust Large Cap Fund, Cl Y	750,095	8,956
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	1,438,809	23,884
SEI Institutional Managed Trust Global Managed Volatility Fund, Cl Y	3,018,316	33,443

Total Equity Funds (Cost $55,537) ($ Thousands)		66,283

Total Investments — 100.0% (Cost $237,603) ($ Thousands)		$238,741

Percentages are based on Net Assets of $238,644 ($ Thousands).

‡	Non-Income Producing Fund.

Cl — Class

EUR — Euro

USD — U.S. Dollar

A list of the open forward foreign currency contracts held by the Fund at March 31, 2016, is as follows:

Settlement Date	Currency to Deliver (Thousands)		Currency to Receive (Thousands)		Unrealized Depreciation ($ Thousands)
04/29/16	EUR	3,188	USD	3,588	$(48)

A list of the counterparties for the open forward foreign currency contracts held by the Fund at March 31, 2016, is as follows:

Counterparty	Currency to Deliver ($ Thousands)	Currency to Receive ($ Thousands)	Unrealized ($ Thousands)
Brown Brothers Harriman	$(3,635)	$3,588	$(48)

For the year ended March 31, 2016, the total amount of all open forward foreign currency contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

The following is a list of the level of inputs used as of March 31, 2016, in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Affiliated Investment Funds	$238,741	$—	$—	$238,741

Total Investments in Securities	$238,741	$—	$—	$238,741

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Forwards Contracts*
Unrealized Depreciation	$—	$(48)	$—	$(48)

Total Other Financial Instruments	$—	$(48)	$—	$(48)

*	Forwards contracts are valued at unrealized depreciation on the instrument.

As of March 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2016, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—” are $0 or have been rounded to $0.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	35

SCHEDULE OF INVESTMENTS

Moderate Strategy Fund (Concluded)

March 31, 2016

The following is summary of the transactions with affiliates for the year ended March 31, 2016 ($ Thousands):

Security Description	Value 3/31/2015	Purchases at Cost	Proceeds from Sales†	Realized Gain (Loss)	Change in Unrealized Appreciation/(Depreciation)	Value 3/31/2016	Dividend Income
SEI Daily Income Trust Short-Duration Government Fund, Class Y	$10,920	$11,269	$(3,089)	$(3)	$2	$19,099	$146
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	10,918	785	(1,919)	(92)	(133)	9,559	57
SEI Institutional Managed Trust Enhanced Income Fund, Class Y	19,105	846	(12,440)	(166)	(200)	7,145	295
SEI Institutional Managed Trust Real Return Fund, Class Y	16,374	887	(3,097)	(17)	181	14,328	—
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	21,854	2,884	(2,942)	(10)	(2,680)	19,106	1,264
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	24,584	2,053	(6,504)	202	(633)	19,702	514
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	27,289	3,552	(4,489)	(1)	(2,462)	23,889	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	13,650	1,285	(2,077)	(13)	(907)	11,938	659
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	27,270	1,512	(3,715)	(117)	(1,138)	23,812	174
SEI Institutional Managed Trust Multi-Asset Capital Stability Fund, Class Y	27,283	1,417	(4,650)	53	(223)	23,880	—
SEI Institutional Managed Trust Large Cap Fund, Class Y	8,169	4,151	(1,941)	577	(2,000)	8,956	85
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	27,286	3,787	(6,473)	2,562	(3,278)	23,884	448
SEI Institutional Managed Trust Global Managed Volatility Fund, Class Y	38,114	5,013	(9,603)	2,549	(2,630)	33,443	1,727

Totals	$272,816	$39,441	$(62,939)	$5,524	$(16,101)	$238,741	$5,369

†	Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(66,043).

The accompanying notes are an integral part of the financial statements.

36	SEI Asset Allocation Trust / Annual Report / March 31, 2016

SCHEDULE OF INVESTMENTS

Moderate Strategy Allocation Fund

March 31, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 82.1%
SEI Institutional International Trust International Equity Fund, Cl Y	875,059	$8,077
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Cl Y	2,485,612	41,261
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y	814,844	16,085
SEI Institutional Managed Trust - Real Estate Fund Real Estate Fund, Cl Y	419,922	8,176

Total Equity Funds (Cost $56,410) ($ Thousands)		73,599

Description	Shares	Market Value ($ Thousands)

FIXED INCOME FUNDS — 17.9%
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	2,434,630	$16,044

Total Fixed Income Funds (Cost $18,294) ($ Thousands)		16,044

Total Investments — 100.0% (Cost $74,704) ($ Thousands)		$89,643

Percentages are based on Net Assets of $89,631($ Thousands).

Cl — Class

As of March 31, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2016, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

The following is summary of the transactions with affiliates for the year ended March 31, 2016 ($ Thousands):

Security Description	Value 3/31/2015	Purchases at Cost	Proceeds from Sales†	Realized Gain	Change in Unrealized Depreciation	Value 3/31/2016	Dividend Income
SEI Institutional International Trust International Equity Fund, Class Y	$8,500	$1,246	$(1,135)	$313	$(847)	$8,077	$99
SEI Institutional Managed Trust U.S. Managed Volatility Fund, Class Y	43,517	4,887	(5,807)	2,251	(3,587)	41,261	729
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	17,015	2,029	(2,171)	1,063	(1,851)	16,085	170
SEI Institutional Managed Trust Real Estate Fund, Class Y	8,534	1,988	(2,124)	911	(1,133)	8,176	115
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	17,106	3,780	(2,871)	225	(2,196)	16,044	1,014

Totals	$94,672	$13,930	$(14,108)	$4,763	$(9,614)	$89,643	$2,127

†	Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(16,210).

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	37

SCHEDULE OF INVESTMENTS

Aggressive Strategy Fund

March 31, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 56.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	2,082,747	$18,662
SEI Institutional International Trust International Equity Fund, Cl Y	4,574,439	42,222
SEI Institutional Managed Trust Small Cap Fund, Cl Y	1,469,560	15,930
SEI Institutional Managed Trust Large Cap Fund, Cl Y	5,952,960	71,078

Total Equity Funds (Cost $144,958) ($ Thousands)		147,892

FIXED INCOME FUNDS — 24.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	2,256,819	21,237
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	3,188,571	21,013

Description	Shares	Market Value ($ Thousands)

FIXED INCOME FUNDS
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	2,194,304	$21,065

Total Fixed Income Funds (Cost $65,179) ($ Thousands)		63,315

MULTI-ASSET FUND — 20.0%
SEI Institutional International Trust Multi-Asset Accumulation Fund, Cl Y	5,499,507	52,905

Total Multi-Asset Funds (Cost $55,654) ($ Thousands)		52,905

Total Investments — 100.0% (Cost $265,791) ($ Thousands)		$264,112

Percentages are based on Net Assets of $264,037($ Thousands).

Cl — Class

As of March 31, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2016, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—” are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2016 ($ Thousands):

Security Description	Value 3/31/2015	Purchases at Cost	Proceeds from Sales†	Realized Gain (Loss)	Change in Unrealized Depreciation	Value 3/31/2016	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$21,453	$4,811	$(5,265)	$1,017	$(3,354)	$18,662	$210
SEI Institutional International Trust International Equity Fund, Class Y	48,858	5,825	(9,536)	2,500	(5,425)	42,222	547
SEI Institutional Managed Trust Small Cap Fund, Class Y	18,533	5,126	(4,301)	932	(4,360)	15,930	—
SEI Institutional Managed Trust Large Cap Fund, Class Y	106,792	21,096	(41,233)	12,622	(28,199)	71,078	970
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	24,537	2,746	(5,411)	(124)	(511)	21,237	131
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	24,468	4,865	(5,306)	1,353	(4,367)	21,013	1,401
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Class Y	—	25,726	(3,735)	(48)	(878)	21,065	91
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	61,669	9,431	(12,922)	98	(5,371)	52,905	—

Totals	$306,310	$79,626	$(87,709)	$18,350	$(52,465)	$264,112	$3,350

†	Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(101,675).

The accompanying notes are an integral part of the financial statements.

38	SEI Asset Allocation Trust / Annual Report / March 31, 2016

SCHEDULE OF INVESTMENTS

Tax-Managed Aggressive Strategy Fund

March 31, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 88.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	129,536	$1,160
SEI Institutional International Trust International Equity Fund, Cl Y	999,441	9,225
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y*	1,626,133	32,100

Percentages are based on Net Assets of $57,494($ Thousands).

Cl — Class

*	The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

Description	Shares	Market Value ($ Thousands)

EQUITY FUNDS
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap, Cl Y	454,816	$8,096

Total Equity Funds (Cost $32,333) ($ Thousands)		50,581

FIXED INCOME FUNDS — 12.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	245,976	2,315
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	699,636	4,610

Total Fixed Income Funds (Cost $7,567) ($ Thousands)		6,925

Total Investments — 100.0% (Cost $39,900) ($ Thousands)		$57,506

As of March 31, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

As of March 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2016, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2016 ($ Thousands):

Security Description	Value 3/31/2015	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 3/31/2016	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$1,285	$319	$(302)	$125	$(267)	$1,160	$13
SEI Institutional International Trust International Equity Fund, Class Y	10,116	1,390	(1,632)	597	(1,246)	9,225	117
SEI Institutional Managed Trust Large Cap Fund, Class Y	35,691	2,590	(4,351)	2,576	(4,406)	32,100	352
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	8,957	1,026	(1,217)	773	(1,443)	8,096	39
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	2,569	552	(728)	18	(96)	2,315	14
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	5,160	1,503	(1,397)	367	(1,023)	4,610	297

Totals	$63,778	$7,380	$(9,627)	$4,456	$(8,481)	$57,506	$832

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	39

SCHEDULE OF INVESTMENTS

Core Market Strategy Fund

March 31, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

FIXED INCOME FUNDS — 41.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	801,267	$7,540
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	556,351	5,341
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	2,052,093	21,321
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,459,237	9,617

Total Fixed Income Funds (Cost $45,265) ($ Thousands)		43,819

MULTI-ASSET FUNDS — 32.9%
SEI Institutional International Trust Multi- Asset Accumulation Fund, Cl Y	2,227,196	21,426
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	319,885	3,199
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	1,234,134	10,601

Description	Shares	Market Value ($ Thousands)

MULTI-ASSET FUNDS
Total Multi-Asset Funds (Cost $37,861) ($ Thousands)		$35,226

EQUITY FUNDS — 26.1%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	362,329	3,246
SEI Institutional International Trust International Equity Fund, Cl Y	929,644	8,581
SEI Institutional Managed Trust Small Cap Fund, Cl Y	297,708	3,227
SEI Institutional Managed Trust Large Cap Fund, Cl Y	1,075,227	12,838

Total Equity Funds (Cost $28,828) ($ Thousands)		27,892

Total Investments — 100.0% (Cost $111,954) ($ Thousands)		$106,937

Percentages are based on Net Assets of $106,910($ Thousands).

Cl — Class

As of March 31, 2016, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2016, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—“ are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2016 ($ Thousands):

Security Description	Value 3/31/2015	Purchases at Cost	Proceeds from Sales†	Realized Gain (Loss)	Change in Unrealized Depreciation	Value 3/31/2016	Dividend Income
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	$8,213	$855	$(1,376)	$(27)	$(125)	$7,540	$43
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Class Y	—	6,473	(959)	37	(210)	5,341	22
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	23,543	3,714	(5,549)	175	(562)	21,321	492
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	10,599	2,075	(1,755)	340	(1,642)	9,617	613
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	23,472	2,937	(2,873)	(2)	(2,108)	21,426	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	3,519	548	(631)	(3)	(234)	3,199	173
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	11,714	1,151	(1,724)	(41)	(499)	10,601	76
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	3,527	1,107	(1,066)	97	(419)	3,246	34
SEI Institutional International Trust International Equity Fund, Class Y	9,315	1,716	(1,950)	543	(1,043)	8,581	105
SEI Institutional Managed Trust Small Cap Fund, Class Y	3,524	1,234	(897)	161	(795)	3,227	—
SEI Institutional Managed Trust Large Cap Fund, Class Y	19,834	4,519	(9,056)	2,792	(5,251)	12,838	171

Totals	$117,260	$26,329	$(27,836)	$4,072	$(12,888)	$106,937	$1,729

†	Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(30,476).

The accompanying notes are an integral part of the financial statements.

40	SEI Asset Allocation Trust / Annual Report / March 31, 2016

SCHEDULE OF INVESTMENTS

Core Market Strategy Allocation Fund

March 31, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 88.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	56,456	$506
SEI Institutional International Trust International Equity Fund, Cl Y	437,155	4,035
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y*	715,360	14,121
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap, Cl Y	198,373	3,531

Total Equity Funds (Cost $16,108) ($ Thousands)		22,193

FIXED INCOME FUNDS — 12.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	107,261	1,009
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	306,624	2,021

Total Fixed Income Funds (Cost $3,351) ($ Thousands)		3,030

Total Investments — 100.0% (Cost $19,459) ($ Thousands)		$25,223

Percentages are based on Net Assets of $25,218($ Thousands).

Cl — Class

*	The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2016, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2016 ($ Thousands):

Security Description	Value 3/31/22015	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Depreciation	Value 3/31/2016	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$545	$187	$(167)	$55	$(114)	$506	$6
SEI Institutional International Trust International Equity Fund, Class Y	4,313	954	(944)	308	(596)	4,035	50
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	14,996	2,811	(2,907)	1,691	(2,470)	14,121	150
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	3,786	802	(767)	465	(755)	3,531	17
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	1,095	366	(425)	1	(28)	1,009	6
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	2,171	961	(833)	152	(430)	2,021	127

Totals	$26,906	$6,081	$(6,043)	$2,672	$(4,393)	$25,223	$356

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	41

SCHEDULE OF INVESTMENTS

Market Growth Strategy Fund

March 31, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 38.5%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	1,878,721	$16,834
SEI Institutional International Trust International Equity Fund, Cl Y	3,884,962	35,858
SEI Institutional Managed Trust Small Cap Fund, Cl Y	1,223,242	13,260
SEI Institutional Managed Trust Large Cap Fund, Cl Y	4,886,525	58,345

Total Equity Funds (Cost $121,917) ($ Thousands)		124,297

MULTI-ASSET FUNDS — 31.7%
SEI Institutional International Trust Multi- Asset Accumulation Fund, Cl Y	6,688,170	64,340
SEI Institutional Managed Trust Multi-Asset Income Fund, Cl Y	632,467	6,325
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Cl Y	3,686,328	31,665

Description	Shares	Market Value ($ Thousands)

MULTI-ASSET FUNDS
Total Multi-Asset Funds (Cost $110,286) ($ Thousands)		$102,330

FIXED INCOME FUNDS — 29.8%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	2,439,171	22,953
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Cl Y	2,024,291	19,433
SEI Institutional Managed Trust U.S. Fixed Income Fund, Cl Y	2,714,511	28,204
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	3,910,662	25,771

Total Fixed Income Funds (Cost $98,900) ($ Thousands)		96,361

Total Investments — 100.0% (Cost $331,103) ($ Thousands)		$322,988

Percentages are based on Net Assets of $322,905($ Thousands).

Cl — Class

As of March 31, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement and disclosure under U.S. GAAP.

As of March 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2016, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements

Amounts designated as “—“ are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2016 ($ Thousands):

Security Description	Value 3/31/2015	Purchases at Cost	Proceeds from Sales†	Realized Gain (Loss)	Change in Unrealized Depreciation	Value 3/31/2016	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$19,013	$4,198	$(4,490)	$1,059	$(2,946)	$16,834	$180
SEI Institutional International Trust International Equity Fund, Class Y	41,481	3,740	(6,971)	2,479	(4,871)	35,858	454
SEI Institutional Managed Trust Small Cap Fund, Class Y	15,206	3,977	(3,146)	640	(3,417)	13,260	—
SEI Institutional Managed Trust Large Cap Fund, Class Y	90,790	16,870	(37,297)	12,031	(24,049)	58,345	801
SEI Institutional Managed Trust Multi-Asset Accumulation Fund, Class Y	75,996	6,093	(10,737)	(322)	(6,690)	64,340	—
SEI Institutional Managed Trust Multi-Asset Income Fund, Class Y	7,603	814	(1,587)	(20)	(485)	6,325	358
SEI Institutional Managed Trust Multi-Asset Inflation Managed Fund, Class Y	37,989	1,969	(6,530)	(336)	(1,427)	31,665	239
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	26,616	1,453	(4,454)	(206)	(456)	22,953	140
SEI Institutional Managed Trust Dynamic Asset Allocation Fund, Class Y	—	23,614	(3,375)	4	(810)	19,433	84
SEI Institutional Managed Trust U.S. Fixed Income Fund, Class Y	34,261	3,519	(8,986)	283	(873)	28,204	703
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	30,458	4,110	(5,113)	1,069	(4,753)	25,771	1,722

Totals	$379,413	$70,357	$(92,686)	$16,681	$(50,777)	$322,988	$4,681

†	Includes amounts related to capital gain distributions. Had the amounts not been included the total proceeds from sales would have been $(104,407).

The accompanying notes are an integral part of the financial statements.

42	SEI Asset Allocation Trust / Annual Report / March 31, 2016

SCHEDULE OF INVESTMENTS

Market Growth Strategy Allocation Fund

March 31, 2016

Description	Shares	Market Value ($ Thousands)

AFFILIATED INVESTMENT FUNDS — 100.0%

EQUITY FUNDS — 88.0%
SEI Institutional International Trust Emerging Markets Equity Fund, Cl Y	275,143	$2,465
SEI Institutional International Trust International Equity Fund, Cl Y	2,121,458	19,581
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Cl Y*	3,465,354	68,406
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap, Cl Y	967,840	17,228

Total Equity Funds (Cost $70,583) ($ Thousands)		107,680

FIXED INCOME FUNDS — 12.0%
SEI Institutional International Trust Emerging Markets Debt Fund, Cl Y	521,106	4,904

Description	Shares	Market Value ($ Thousands)

FIXED INCOME FUNDS
SEI Institutional Managed Trust High Yield Bond Fund, Cl Y	1,480,414	$9,756

Total Fixed Income Funds (Cost $16,200) ($ Thousands)		14,660

Total Investments — 100.0% (Cost $86,783) ($ Thousands)		$122,340

Percentages are based on Net Assets of $122,313($ Thousands).

Cl — Class

*	The Fund’s investment in the SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y represents greater than 50% of the Fund’s total investments. The SEI Institutional Managed Trust Tax-Managed Large Cap Fund seeks to provide high long-term after-tax returns. For further financial information, available upon request at no charge, on the SEI Institutional Managed Trust Tax-Managed Large Cap Fund please go to the Securities Exchange Commission’s website at http://www.sec.gov or call 1-800-DIAL-SEI.

As of March 31, 2016, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

As of March 31, 2016, there were no transfers between Level 1 and Level 2 assets and liabilities. As of March 31, 2016, there were no Level 3 securities held during the year.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in Notes to Financial Statements.

Amounts designated as “—“ are $0 or have been rounded to $0.

The following is summary of the transactions with affiliates for the year ended March 31, 2016 ($ Thousands):

Security Description	Value 3/31/2015	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Depreciation	Value 3/31/2016	Dividend Income
SEI Institutional International Trust Emerging Markets Equity Fund, Class Y	$2,718	$703	$(656)	$272	$(572)	$2,465	$27
SEI Institutional International Trust International Equity Fund, Class Y	21,533	2,935	(3,496)	1,218	(2,609)	19,581	251
SEI Institutional Managed Trust Tax-Managed Large Cap Fund, Class Y	75,495	5,895	(9,229)	5,504	(9,259)	68,406	744
SEI Institutional Managed Trust Tax-Managed Small/Mid Cap Fund, Class Y	18,964	2,162	(2,516)	1,575	(2,957)	17,228	83
SEI Institutional International Trust Emerging Markets Debt Fund, Class Y	5,447	1,205	(1,659)	(1)	(88)	4,904	29
SEI Institutional Managed Trust High Yield Bond Fund, Class Y	10,895	3,245	(2,985)	(52)	(1,347)	9,756	634

Totals	$135,052	$16,145	$(20,541)	$8,516	$(16,832)	$122,340	$1,768

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	43

Statements of Assets and Liabilities ($ Thousands)

March 31, 2016

	Defensive Strategy Fund	Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund
Assets:
Investments in affiliated funds, at market value†	$37,040	$7,797		$103,995		$41,785
Receivable for fund shares sold	107	—		133		4
Receivable for investment securities sold	73	19		112		5
Income distribution receivable from affiliated funds	28	16		93		72
Receivable from administrator	3	1		7		3
Prepaid expenses	9	1		19		6
Total Assets	37,260	7,834		104,359		41,875
Liabilities:
Payable for fund shares redeemed	178	19		239		7
Payable for investment securities purchased	28	16		93		71
Investment advisory fees payable	3	1		9		3
Administrative servicing fees payable	1	—		1		—
Distribution fees payable	—	—		4		—
Income distribution payable	—	—		—		—
Shareholder servicing fees payable	—	—		14		9
Trustees’ fees payable	—	—		1		—
Unrealized loss on forward foreign currency contracts	4	—		10		—
Accrued expenses	9	3		17		7
Total Liabilities	223	39		388		97
Net Assets	$37,037	$7,795		$103,971		$41,778
† Cost of investments in affiliated funds	$37,206	$7,573		$102,832		$37,852
Net Assets:
Paid in Capital (unlimited authorization — no par value)	$41,134	$7,553		$119,648		$35,723
Undistributed net investment income	40	42		164		178
Accumulated net realized gain (loss) on investments	(3,967)	(24)		(16,994)		1,944
Net unrealized appreciation (depreciation) on investments	(166)	224		1,163		3,933
Net unrealized depreciation on forward foreign currency contracts	(4)	—		(10)		—
Net Assets	$37,037	$7,795		$103,971		$41,778
Net Asset Value, Offering and Redemption Price Per Share — Class A	$9.71	$14.31		$10.26		$13.86
	($34,435,261 ÷ 3,544,995 shares )	($7,795,433 ÷ 544,871 shares	)	($94,947,099 ÷ 9,258,614 shares	)	($41,777,697 ÷ 3,013,218 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class D	N/A	N/A		$10.24		N/A
				($4,765,506 ÷ 465,298 shares	)
Net Asset Value, Offering and Redemption Price Per Share — Class I	$9.55	N/A		$10.42		N/A
	($2,601,658 ÷ 272,338 shares )			($4,258,378 ÷ 408,714 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class D and/or Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

44	SEI Asset Allocation Trust / Annual Report / March 31, 2016

Moderate Strategy Fund		Moderate Strategy Allocation Fund		Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund		Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund

$238,741		$89,643		$264,112		$ 57,506		$106,937		$25,223		$ 322,988		$122,340
301		20		123		—		4		150		125		—
969		66		300		19		126		1		19		79
198		85		112		24		98		11		206		52
12		7		13		3		5		2		15		6
33		16		36		7		14		4		44		15
240,254		89,837		264,696		57,559		107,184		25,391		323,397		122,492

1,255		80		408		15		124		60		105		72
200		84		110		24		100		101		229		—
20		7		22		5		9		2		27		10
2		—		6		—		—		—		3		26
3		—		14		—		—		—		8		—
—		—		—		—		—		—		—		51
42		—		55		12		22		—		67		—
1		1		1		—		1		—		2		1
48		—		—		—		—		—		—		—
39		34		43		9		18		10		51		19
1,610		206		659		65		274		173		492		179
$238,644		$89,631		$264,037		$ 57,494		$106,910		$25,218		$ 322,905		$122,313
$237,603		$74,704		$265,791		$ 39,900		$111,954		$19,459		$ 331,103		$86,783

$288,500		$74,504		$364,645		$ 52,379		$111,225		$20,652		$ 449,737		$110,294
317		176		29		23		201		11		312		49
(51,263)		12		(98,958)		(12,514)		501		(1,209)		(119,029)		(23,587)
1,138		14,939		(1,679)		17,606		(5,017)		5,764		(8,115)		35,557
(48)		—		—		—		—		—		—		—
$238,644		$89,631		$264,037		$ 57,494		$106,910		$25,218		$ 322,905		$122,313
$11.30		$19.16		$12.42		$16.99		$10.90		$15.41		$11.40		$18.56
($229,029,613 ÷ 20,262,331 shares	)	($89,631,343 ÷ 4,676,943 shares	)	($224,985,309 ÷ 18,109,102 shares	)	($57,494,059 ÷ 3,383,842 shares	)	($106,899,122 ÷ 9,804,474 shares	)	($25,218,256 ÷ 1,636,357 shares	)	($306,489,964 ÷ 26,891,385 shares	)	($122,312,718 ÷ 6,590,206 shares	)
$11.27		N/A		$12.35		N/A		N/A		N/A		$11.35		N/A
($3,215,125 ÷ 285,226 shares	)			($13,755,760 ÷ 1,113,648 shares	)							($6,259,107 ÷ 551,390 shares	)
$11.59		N/A		$12.11		N/A		$11.77		N/A		$11.23		N/A
($6,399,499 ÷ 552,130 shares	)			($25,296,211 ÷ 2,089,436 shares	)			($11,189 ÷ 951 shares	)			($10,155,804 ÷ 904,385 shares	)

SEI Asset Allocation Trust / Annual Report / March 31, 2016	45

Statements of Operations ($ Thousands)

For the year ended March 31, 2016

	Defensive Strategy Fund	Defensive Strategy Allocation Fund	Conservative Strategy Fund	Conservative Strategy Allocation Fund
Investment Income:
Income distributions from affiliated funds	$ 416	$ 289	$ 2,011	$ 1,312
Expenses
Administration fees	74	17	217	84
Investment advisory fees	37	8	109	42
Shareholder servicing fees — Class A	84	21	248	105
Shareholder servicing fees — Class D	—	—	22	—
Shareholder servicing fees — Class I	9	—	12	—
Administrative servicing fees — Class I	9	—	—	—
Trustees’ fees	1	2	28	3
Distribution fees — Class D	—	—	36	—
Registration fees	29	2	32	10
Professional fees	8	1	16	6
Printing fees	4	1	13	6
Custodian/wire agent fees	3	—	6	2
Chief compliance officer fees	—	—	—	—
Other expenses	1	1	4	1
Total expenses	259	53	743	259
Less:
Administration fees waived	(74)	(17)	(217)	(84)
Reimbursement from administrator	(31)	(5)	(71)	(26)
Waiver of shareholder servicing fees — Class A	(47)	—	(89)	—
Waiver of shareholder servicing fees — Class D	—	—	(4)	—
Waiver of shareholder servicing fees — Class I	(5)	—	(4)	—
Net Expenses	102	31	358	149
Net Investment Income	314	258	1,653	1,163
Net Realized and Unrealized Gain (Loss) from Affiliated Funds:
Net realized gain from sales of affiliated funds	485	1,019	2,215	4,525
Net realized gain on foreign currency transactions	—	—	2	—
Capital gain distributions received from affiliated funds	211	248	942	1,337
Net change in unrealized depreciation from affiliated funds	(978)	(1,579)	(4,676)	(6,914)
Net change in unrealized depreciation on foreign currency translation	(4)	—	(10)	—
Net Realized and Unrealized Loss from Affiliated Funds	(286)	(312)	(1,527)	(1,052)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 28	$ (54)	$ 126	$ 111

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

46	SEI Asset Allocation Trust / Annual Report / March 31, 2016

Moderate Strategy Fund	Moderate Strategy Allocation Fund	Aggressive Strategy Fund	Tax-Managed Aggressive Strategy Fund	Core Market Strategy Fund	Core Market Strategy Allocation Fund	Market Growth Strategy Fund	Market Growth Strategy Allocation Fund

$ 5,369	$ 2,127	$ 3,350	$ 832	$ 1,729	$ 356	$ 4,681	$ 1,768

511	182	568	121	220	52	697	256
255	91	284	60	110	26	348	128
614	228	605	151	274	65	829	320
8	—	35	—	—	—	15	—
17	—	70	—	1	—	27	—
17	—	70	—	1	—	27	—
40	5	47	3	9	2	40	4
23	—	105	—	—	—	45	—
59	26	67	13	24	6	80	28
28	16	29	6	12	3	36	14
35	15	35	8	15	4	44	18
11	5	12	3	5	1	15	5
1	—	1	—	—	—	1	—
9	3	9	2	3	1	12	4
1,628	571	1,937	367	674	160	2,216	777

(511)	(182)	(568)	(121)	(220)	(52)	(697)	(256)
(143)	(65)	(153)	(33)	(59)	(16)	(188)	(69)
(98)	—	—	—	—	—	—	—
(3)	—	—	—	—	—	—	—
(1)	—	—	—	—	—	—	—
872	324	1,216	213	395	92	1,331	452
4,497	1,803	2,134	619	1,334	264	3,350	1,316

5,524	4,763	18,350	4,456	4,072	2,672	16,681	8,516
45	—	106	—	34	—	131	—
4,356	2,422	15,338	64	3,401	28	13,695	138
(16,101)	(9,614)	(52,465)	(8,481)	(12,888)	(4,393)	(50,777)	(16,832)
(88)	—	(135)	—	(43)	—	(168)	—
(6,264)	(2,429)	(18,806)	(3,961)	(5,424)	(1,693)	(20,438)	(8,178)
$ (1,767)	$ (626)	$(16,672)	$(3,342)	$ (4,090)	$(1,429)	$(17,088)	$ (6,862)

SEI Asset Allocation Trust / Annual Report / March 31, 2016	47

Statements of Changes in Net Assets ($ Thousands)

For years ended March 31,

	Defensive Strategy Fund		Defensive Strategy Allocation Fund
	2016	2015	2016	2015
Operations:
Net investment income	$314	$347	$258	$260
Net realized gain from sales of affiliated funds	485	662	1,019	1,133
Net realized gain on foreign currency transactions	—	50	—	—
Capital gain distributions received from affiliated funds	211	372	248	433
Net change in unrealized depreciation from affiliated funds	(978)	(558)	(1,579)	(839)
Net change in unrealized appreciation (depreciation) on foreign currency translation	(4)	3	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	28	876	(54)	987
Dividends and Distributions From:
Net investment income:
Class A	(404)	(494)	(314)	(327)
Class D	N/A	N/A	N/A	N/A
Class I	(32)	(48)	N/A	N/A
Net realized gains:
Class A	—	—	—	—
Class D	N/A	N/A	N/A	N/A
Class I	—	—	N/A	N/A
Total Dividends and Distributions	(436)	(542)	(314)	(327)
Capital Share Transactions(1):
Class A
Proceeds from shares issued	11,613	9,934	1,976	2,666
Reinvestment of dividends & distributions	394	481	293	309
Cost of shares redeemed	(11,931)	(14,814)	(3,909)	(4,122)
Increase (Decrease) in Net Assets Derived from Class A Transactions	76	(4,399)	(1,640)	(1,147)
Class D
Proceeds from shares issued	N/A	N/A	N/A	N/A
Reinvestment of dividends & distributions	N/A	N/A	N/A	N/A
Cost of shares redeemed	N/A	N/A	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	N/A	N/A	N/A	N/A
Class I
Proceeds from shares issued	477	658	N/A	N/A
Reinvestment of dividends & distributions	32	48	N/A	N/A
Cost of shares redeemed	(1,595)	(2,063)	N/A	N/A
Decrease in Net Assets Derived from Class I Transactions	(1,086)	(1,357)	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(1,010)	(5,756)	(1,640)	(1,147)
Net Increase (Decrease) in Net Assets	(1,418)	(5,422)	(2,008)	(487)
Net Assets:
Beginning of Year	38,455	43,877	9,803	10,290
End of Year	$37,037	$38,455	$7,795	$9,803
Undistributed Net Investment Income Included in Net Assets at End of Year	$40	$50	$42	$46
(1)	For Capital share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

48	SEI Asset Allocation Trust / Annual Report / March 31, 2016

Conservative Strategy Fund		Conservative Strategy Allocation Fund		Moderate Strategy Fund		Moderate Strategy Allocation Fund
2016	2015	2016	2015	2016	2015	2016	2015

$ 1,653	$ 1,749	$ 1,163	$ 1,051	$ 4,497	$ 5,038	$ 1,803	$ 1,511
2,215	2,900	4,525	4,058	5,524	7,200	4,763	3,902
2	147	—	—	45	1,143	—	—
942	1,989	1,337	2,271	4,356	8,522	2,422	4,531
(4,676)	(2,675)	(6,914)	(2,482)	(16,101)	(6,955)	(9,614)	(895)
(10)	8	—	—	(88)	72	—	—
126	4,118	111	4,898	(1,767)	15,020	(626)	9,049

(2,176)	(2,079)	(1,375)	(1,450)	(7,005)	(7,768)	(2,097)	(2,483)
(70)	(63)	N/A	N/A	(67)	(67)	N/A	N/A
(84)	(85)	N/A	N/A	(161)	(213)	N/A	N/A

—	—	(1,277)	—	—	—	—	—
—	—	N/A	N/A	—	—	N/A	N/A
—	—	N/A	N/A	—	—	N/A	N/A
(2,330)	(2,227)	(2,652)	(1,450)	(7,233)	(8,048)	(2,097)	(2,483)

12,230	16,379	7,383	8,998	31,575	40,945	15,529	20,465
2,026	1,932	2,351	1,283	6,671	7,330	1,972	2,306
(23,801)	(31,710)	(9,493)	(10,846)	(63,056)	(45,999)	(19,845)	(17,656)
(9,545)	(13,399)	241	(565)	(24,810)	2,276	(2,344)	5,115

484	507	N/A	N/A	1,197	476	N/A	N/A
68	61	N/A	N/A	61	67	N/A	N/A
(1,013)	(502)	N/A	N/A	(796)	(716)	N/A	N/A
(461)	66	N/A	N/A	462	(173)	N/A	N/A

528	829	N/A	N/A	2,201	1,703	N/A	N/A
84	85	N/A	N/A	161	213	N/A	N/A
(1,207)	(1,434)	N/A	N/A	(3,130)	(3,463)	N/A	N/A
(595)	(520)	N/A	N/A	(768)	(1,547)	N/A	N/A
(10,601)	(13,853)	241	(565)	(25,116)	556	(2,344)	5,115
(12,805)	(11,962)	(2,300)	2,883	(34,116)	7,528	(5,067)	11,681

116,776	128,738	44,078	41,195	272,760	265,232	94,698	83,017
$103,971	$116,776	$41,778	$44,078	$238,644	$272,760	$89,631	$94,698
$ 164	$ 447	$ 178	$ 161	$ 317	$ 1,757	$ 176	$ 150

SEI Asset Allocation Trust / Annual Report / March 31, 2016	49

Statements of Changes in Net Assets ($ Thousands) (Concluded)

For years ended March 31,

	Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	2016	2015	2016	2015
Operations:
Net investment income	$2,134	$3,682	$ 619	$ 616
Net realized gain from sales of affiliated funds	18,350	14,317	4,456	3,437
Net realized gain on foreign currency transactions	106	2,600	—	—
Capital gain distributions received from affiliated funds	15,338	14,932	64	120
Net change in unrealized appreciation (depreciation) from affiliated funds	(52,465)	(15,941)	(8,481)	(8)
Net change in unrealized appreciation (depreciation) on foreign currency translation	(135)	183	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(16,672)	19,773	(3,342)	4,165
Dividends and Distributions From:
Net investment income:
Class A	(5,172)	(7,554)	(675)	(633)
Class D	(209)	(328)	N/A	N/A
Class I	(509)	(874)	N/A	N/A
Net realized gains:
Class A	—	—	—	—
Class D	—	—	N/A	N/A
Class I	—	—	N/A	N/A
Total Dividends and Distributions	(5,890)	(8,756)	(675)	(633)
Capital Share Transactions(1):
Class A
Proceeds from shares issued	34,020	34,223	7,467	7,696
Reinvestment of dividends & distributions	4,832	7,046	650	614
Cost of shares redeemed	(55,402)	(54,417)	(10,361)	(7,831)
Increase (Decrease) in Net Assets Derived from Class A Transactions	(16,550)	(13,148)	(2,244)	479
Class D
Proceeds from shares issued	1,945	1,533	N/A	N/A
Reinvestment of dividends & distributions	199	315	N/A	N/A
Cost of shares redeemed	(1,442)	(2,055)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class D Transactions	702	(207)	N/A	N/A
Class I
Proceeds from shares issued	4,458	3,937	N/A	N/A
Reinvestment of dividends & distributions	509	873	N/A	N/A
Cost of shares redeemed	(8,825)	(14,058)	N/A	N/A
Increase (Decrease) in Net Assets Derived from Class I Transactions	(3,858)	(9,248)	N/A	N/A
Increase (Decrease) in Net Assets Derived From Capital Share Transactions	(19,706)	(22,603)	(2,244)	479
Net Increase (Decrease) in Net Assets	(42,268)	(11,586)	(6,261)	4,011
Net Assets:
Beginning of Year	306,305	317,891	63,755	59,744
End of Year	$264,037	$306,305	$57,494	$63,755
Undistributed Net Investment Income Included in Net Assets at End of Year	$29	$2,307	$ 23	$ 15
(1)	For Capital share Transactions see footnote 4 in the notes to financial statements.

Amounts designated as “—” are $0 or have been rounded to $0.

N/A — Not applicable. Class D and Class I shares currently not offered.

The accompanying notes are an integral part of the financial statements.

50	SEI Asset Allocation Trust / Annual Report / March 31, 2016

Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
2016	2015	2016	2015	2016	2015	2016	2015

$ 1,334	$ 1,774	$ 264	$ 249	$ 3,350	$ 4,870	$ 1,316	$ 1,281
4,072	3,393	2,672	1,300	16,681	12,552	8,516	8,417
34	782	—	—	131	3,131	—	—
3,401	3,695	28	49	13,695	14,269	138	252
(12,888)	(3,654)	(4,393)	53	(50,777)	(14,739)	(16,832)	(1,305)
(43)	57	—	—	(168)	225	—	—
(4,090)	6,047	(1,429)	1,651	(17,088)	20,308	(6,862)	8,645

(3,025)	(3,016)	(289)	(255)	(7,702)	(10,104)	(1,436)	(1,317)
N/A	N/A	N/A	N/A	(100)	(141)	N/A	N/A
(4)	(10)	N/A	N/A	(219)	(348)	N/A	N/A

(190)	—	—	—	—	—	—	—
N/A	N/A	N/A	N/A	—	—	N/A	N/A
—	—	N/A	N/A	—	—	N/A	N/A
(3,219)	(3,026)	(289)	(255)	(8,021)	(10,593)	(1,436)	(1,317)

15,587	23,508	6,760	5,968	40,864	53,748	18,117	24,289
2,590	2,415	278	249	7,239	9,526	1,353	1,229
(20,710)	(24,935)	(6,998)	(3,636)	(77,871)	(67,617)	(23,861)	(23,956)
(2,533)	988	40	2,581	(29,768)	(4,343)	(4,391)	1,562

N/A	N/A	N/A	N/A	749	545	N/A	N/A
N/A	N/A	N/A	N/A	96	136	N/A	N/A
N/A	N/A	N/A	N/A	(178)	(2,213)	N/A	N/A
N/A	N/A	N/A	N/A	667	(1,532)	N/A	N/A

235	252	N/A	N/A	1,270	1,489	N/A	N/A
4	10	N/A	N/A	219	348	N/A	N/A
(745)	(63)	N/A	N/A	(3,798)	(4,234)	N/A	N/A
(506)	199	N/A	N/A	(2,309)	(2,397)	N/A	N/A
(3,039)	1,187	40	2,581	(31,410)	(8,272)	(4,391)	1,562
(10,348)	4,208	(1,678)	3,977	(56,519)	1,443	(12,689)	8,890

117,258	113,050	26,896	22,919	379,424	377,981	135,002	126,112
$106,910	$117,258	$25,218	$26,896	$322,905	$379,424	$122,313	$135,002
$ 201	$ 1,101	$ 11	$ 8	$ 312	$ 2,879	$ 49	$ 31

SEI Asset Allocation Trust / Annual Report / March 31, 2016	51

Financial Highlights

For the years ended March 31,

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Defensive Strategy Fund
Class A
2016	$9.82	$0.09	$(0.08)	$0.01	$(0.12)	$—	$(0.12)	$9.71	0.08%	$34,435	0.26	%(2)	0.68%	0.87%	34%
2015	9.74	0.08	0.13	0.21	(0.13)	—	(0.13)	9.82	2.17	34,720	0.13	‡	0.41	0.86	19
2014	9.80	0.09	(0.06)	0.03	(0.09)	—	(0.09)	9.74	0.36	38,819	0.11	‡	0.36	0.93	60
2013	9.62	0.11	0.24	0.35	(0.17)	—	(0.17)	9.80	3.63	43,880	0.11	‡	0.38	1.14	56
2012	9.52	0.13	0.13	0.26	(0.16)	—	(0.16)	9.62	2.77	34,240	0.12	‡	0.38	1.36	48
Class I
2016	$9.66	$0.06	$(0.08)	$(0.02)	$(0.09)	$—	$(0.09)	$9.55	(0.19)%	$2,602	0.50	%(2)	0.92%	0.58%	34%
2015	9.59	0.06	0.12	0.18	(0.11)	—	(0.11)	9.66	1.90	3,735	0.38	‡	0.66	0.59	19
2014	9.64	0.06	(0.04)	0.02	(0.07)	—	(0.07)	9.59	0.21	5,058	0.36	‡	0.61	0.67	60
2013	9.48	0.11	0.20	0.31	(0.15)	—	(0.15)	9.64	3.28	7,062	0.36	‡	0.63	1.19	56
2012	9.38	0.11	0.13	0.24	(0.14)	—	(0.14)	9.48	2.58	24	0.37	‡	0.63	1.13	48
Defensive Strategy Allocation Fund
Class A
2016	$14.88	$0.44	$(0.48)	$(0.04)	$(0.53)	$—	$(0.53)	$14.31	(0.19)%	$7,795	0.37	%(1)	0.63%	3.10%	29%
2015	13.86	0.40	1.13	1.53	(0.51)	—	(0.51)	14.88	11.19	9,803	0.16	‡	0.41	2.76	33
2014	12.98	0.39	0.99	1.38	(0.50)	—	(0.50)	13.86	10.83	10,290	0.11	‡	0.36	2.94	64
2013	11.66	0.42	1.32	1.74	(0.42)	—	(0.42)	12.98	15.23	10,711	0.11	‡	0.38	3.46	54
2012	11.14	0.38	0.53	0.91	(0.39)	—	(0.39)	11.66	8.46	10,471	0.12	‡	0.38	3.42	72
Conservative Strategy Fund
Class A
2016	$10.46	$0.16	$(0.13)	$0.03	$(0.23)	$—	$(0.23)	$10.26	0.30%	$94,947	0.29	%(3)	0.64%	1.57%	18%
2015	10.31	0.15	0.20	0.35	(0.20)	—	(0.20)	10.46	3.40	106,515	0.14	‡	0.41	1.48	12
2014	10.25	0.16	0.08	0.24	(0.18)	—	(0.18)	10.31	2.39	118,163	0.11	‡	0.36	1.60	47
2013	9.85	0.18	0.45	0.63	(0.23)	—	(0.23)	10.25	6.49	122,319	0.11	‡	0.38	1.77	62
2012	9.68	0.18	0.21	0.39	(0.22)	—	(0.22)	9.85	4.10	117,365	0.12	‡	0.38	1.84	61
Class D
2016	$10.45	$0.08	$(0.14)	$(0.06)	$(0.15)	$—	$(0.15)	$10.24	(0.56)%	$4,766	1.04	%(3)	1.39%	0.82%	18%
2015	10.31	0.07	0.20	0.27	(0.13)	—	(0.13)	10.45	2.59	5,321	1.01	‡	1.35	0.65	12
2014	10.26	0.08	0.06	0.14	(0.09)	—	(0.09)	10.31	1.41	5,186	1.04	‡	1.36	0.74	47
2013	9.86	0.07	0.47	0.54	(0.14)	—	(0.14)	10.26	5.48	1,078	1.04	‡	1.38	0.70	62
2012	9.68	0.09	0.21	0.30	(0.12)	—	(0.12)	9.86	3.16	1,450	1.07	‡	1.38	0.88	61
Class I
2016	$10.63	$0.14	$(0.15)	$(0.01)	$(0.20)	$—	$(0.20)	$10.42	(0.06)%	$4,258	0.54	%(3)	0.89%	1.30%	18%
2015	10.47	0.13	0.21	0.34	(0.18)	—	(0.18)	10.63	3.25	4,940	0.39	‡	0.66	1.27	12
2014	10.41	0.14	0.07	0.21	(0.15)	—	(0.15)	10.47	2.09	5,389	0.36	‡	0.61	1.32	47
2013	9.99	0.15	0.47	0.62	(0.20)	—	(0.20)	10.41	6.31	5,742	0.36	‡	0.63	1.52	62
2012	9.82	0.16	0.21	0.37	(0.20)	—	(0.20)	9.99	3.78	5,067	0.37	‡	0.63	1.61	61
Conservative Strategy Allocation Fund
Class A
2016	$14.73	$0.39	$(0.36)	$0.03	$(0.46)	$(0.44)	$(0.90)	$13.86	0.41%	$41,778	0.36	%(1)	0.62%	2.78%	24%
2015	13.58	0.35	1.29	1.64	(0.49)	—	(0.49)	14.73	12.22	44,078	0.17	‡	0.41	2.47	25
2014	12.60	0.34	1.09	1.43	(0.45)	—	(0.45)	13.58	11.61	41,195	0.11	‡	0.36	2.64	64
2013	11.25	0.37	1.34	1.71	(0.36)	—	(0.36)	12.60	15.47	37,104	0.11	‡	0.38	3.15	37
2012	10.67	0.32	0.59	0.91	(0.33)	—	(0.33)	11.25	8.77	28,317	0.12	‡	0.38	3.02	61

52	SEI Asset Allocation Trust / Annual Report / March 31, 2016

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Moderate Strategy Fund
Class A
2016	$11.69	$0.20	$(0.26)	$(0.06)	$(0.33)	$(0.33)	$11.30	(0.44)%	$229,030	0.33	%(4)	0.62%	1.78%	15%
2015	11.39	0.22	0.43	0.65	(0.35)	(0.35)	11.69	5.77	262,515	0.15	‡	0.41	1.89	14
2014	11.25	0.20	0.17	0.37	(0.23)	(0.23)	11.39	3.34	253,566	0.11	‡	0.36	1.76	47
2013	10.59	0.21	0.75	0.96	(0.30)	(0.30)	11.25	9.16	280,634	0.11	‡	0.38	1.97	68
2012	10.29	0.23	0.36	0.59	(0.29)	(0.29)	10.59	5.83	270,940	0.12	‡	0.38	2.23	54
Class D
2016	$11.66	$0.13	$(0.27)	$(0.14)	$(0.25)	$(0.25)	$11.27	(1.19)%	$3,215	1.08	%(4)	1.38%	1.10%	15%
2015	11.38	0.12	0.43	0.55	(0.27)	(0.27)	11.66	4.88	2,866	1.00	‡	1.35	1.00	14
2014	11.25	0.10	0.18	0.28	(0.15)	(0.15)	11.38	2.48	2,964	1.01	‡	1.36	0.93	47
2013	10.60	0.12	0.74	0.86	(0.21)	(0.21)	11.25	8.17	1,713	0.96	‡	1.38	1.10	68
2012	10.29	0.13	0.37	0.50	(0.19)	(0.19)	10.60	4.90	1,513	1.07	‡	1.38	1.22	54
Class I
2016	$11.98	$0.17	$(0.26)	$(0.09)	$(0.30)	$(0.30)	$11.59	(0.69)%	$6,399	0.58	%(4)	0.88%	1.41%	15%
2015	11.67	0.19	0.45	0.64	(0.33)	(0.33)	11.98	5.51	7,379	0.40	‡	0.66	1.57	14
2014	11.52	0.17	0.18	0.35	(0.20)	(0.20)	11.67	3.08	8,702	0.36	‡	0.61	1.46	47
2013	10.84	0.20	0.75	0.95	(0.27)	(0.27)	11.52	8.89	12,204	0.36	‡	0.63	1.84	68
2012	10.53	0.21	0.36	0.57	(0.26)	(0.26)	10.84	5.54	7,269	0.37	‡	0.63	2.01	54
Moderate Strategy Allocation Fund
Class A
2016	$19.71	$0.38	$(0.49)	$(0.11)	$(0.44)	$(0.44)	$19.16	(0.52)%	$89,631	0.36	%(1)	0.63%	1.98%	15%
2015	18.28	0.33	1.64	1.97	(0.54)	(0.54)	19.71	10.89	94,698	0.17	‡	0.41	1.74	18
2014	16.21	0.33	2.20	2.53	(0.46)	(0.46)	18.28	15.77	83,017	0.11	‡	0.36	1.93	41
2013	14.36	0.34	1.86	2.20	(0.35)	(0.35)	16.21	15.58	69,465	0.11	‡	0.38	2.32	48
2012	13.66	0.30	0.70	1.00	(0.30)	(0.30)	14.36	7.52	71,572	0.12	‡	0.38	2.22	67
Aggressive Strategy Fund
Class A
2016	$13.39	$0.10	$(0.80)	$(0.70)	$(0.27)	$(0.27)	$12.42	(5.22)%	$224,985	0.37	%(5)	0.62%	0.82%	28%
2015	12.93	0.17	0.67	0.84	(0.38)	(0.38)	13.39	6.58	260,917	0.16	‡	0.41	1.25	21
2014	11.75	0.12	1.26	1.38	(0.20)	(0.20)	12.93	11.83	264,665	0.11	‡	0.36	0.99	50
2013	10.83	0.17	1.02	1.19	(0.27)	(0.27)	11.75	11.17	247,732	0.11	‡	0.38	1.57	74
2012	10.69	0.18	0.26	0.44	(0.30)	(0.30)	10.83	4.37	263,957	0.12	‡	0.37	1.79	54
Class D
2016	$13.33	$0.01	$(0.80)	$(0.79)	$(0.19)	$(0.19)	$12.35	(5.93)%	$13,756	1.12	%(5)	1.37%	0.07%	28%
2015	12.90	0.06	0.67	0.73	(0.30)	(0.30)	13.33	5.74	14,130	0.94	‡	1.35	0.46	21
2014	11.75	0.02	1.27	1.29	(0.14)	(0.14)	12.90	11.01	13,859	0.88	‡	1.36	0.20	50
2013	10.83	0.09	1.02	1.11	(0.19)	(0.19)	11.75	10.34	12,425	0.86	‡	1.38	0.83	74
2012	10.69	0.08	0.26	0.34	(0.20)	(0.20)	10.83	3.35	13,494	1.07	‡	1.37	0.83	54
Class I
2016	$13.06	$0.07	$(0.78)	$(0.71)	$(0.24)	$(0.24)	$12.11	(5.44)%	$25,296	0.62	%(5)	0.87%	0.53%	28%
2015	12.62	0.12	0.68	0.80	(0.36)	(0.36)	13.06	6.38	31,258	0.41	‡	0.66	0.91	21
2014	11.48	0.09	1.23	1.32	(0.18)	(0.18)	12.62	11.55	39,367	0.36	‡	0.61	0.74	50
2013	10.58	0.13	1.01	1.14	(0.24)	(0.24)	11.48	10.97	42,396	0.36	‡	0.63	2.17	74
2012	10.46	0.16	0.23	0.39	(0.27)	(0.27)	10.58	4.01	47,553	0.37	‡	0.62	1.61	54
Tax-Managed Aggressive Strategy Fund
Class A
2016	$18.12	$0.18	$(1.11)	$(0.93)	$(0.20)	$(0.20)	$16.99	(5.18)%	$57,494	0.36	%(1)	0.61%	1.03%	12%
2015	17.13	0.17	1.00	1.17	(0.18)	(0.18)	18.12	6.85	63,755	0.16	‡	0.41	0.99	15
2014	14.52	0.17	2.63	2.80	(0.19)	(0.19)	17.13	19.39	59,744	0.11	‡	0.36	1.10	37
2013	13.14	0.21	1.39	1.60	(0.22)	(0.22)	14.52	12.32	44,131	0.11	‡	0.38	1.59	34
2012	12.90	0.18	0.25^	0.43	(0.19)	(0.19)	13.14	3.51	45,700	0.12	‡	0.38	1.44	45

SEI Asset Allocation Trust / Annual Report / March 31, 2016	53

Financial Highlights (Concluded)

For the years ended March 31,

For a Share Outstanding Throughout Each Period

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Core Market Strategy Fund
Class A
2016	$11.66	$0.14	$(0.57)	$(0.43)	$(0.31)	$(0.02)	$(0.33)	$10.90	(3.67)%	$106,899	0.36	%(6)	0.61%	1.22%	24%
2015	11.36	0.18	0.42	0.60	(0.30)	—	(0.30)	11.66	5.37	116,725	0.16	‡	0.41	1.53	20
2014	10.96	0.15	0.43	0.58	(0.18)	—	(0.18)	11.36	5.39	112,727	0.11	‡	0.36	1.33	52
2013	10.39	0.21	0.70	0.91	(0.34)	—	(0.34)	10.96	8.88	98,471	0.11	‡	0.38	2.01	86
2012	10.19	0.25	0.33	0.58	(0.38)	—	(0.38)	10.39	5.94	82,413	0.12	‡	0.38	2.53	82
Class I
2016	$12.16	$0.01	$(0.25)	$(0.24)	$(0.13)	$(0.02)	$(0.15)	$11.77	(2.00)%	$11	0.60	%(6)	0.86%	0.12%	24%
2015	11.84	0.18	0.42	0.60	(0.28)	—	(0.28)	12.16	5.13	533	0.43	‡	0.67	1.46	20
2014	11.42	0.14	0.44	0.58	(0.16)	—	(0.16)	11.84	5.10	323	0.36	‡	0.61	1.18	52
2013	10.81	0.13	0.79	0.92	(0.31)	—	(0.31)	11.42	8.63	167	0.36	‡	0.63	1.16	86
2012	10.59	0.21	0.36	0.57	(0.35)	—	(0.35)	10.81	5.64	294	0.37	‡	0.63	2.04	82
Core Market Strategy Allocation Fund
Class A
2016	$16.43	$0.16	$(1.00)	$(0.84)	$(0.18)	$—	$(0.18)	$15.41	(5.16)%	$25,218	0.36	%(1)	0.62%	1.02%	23%
2015	15.53	0.16	0.90	1.06	(0.16)	—	(0.16)	16.43	6.86	26,896	0.17	‡	0.41	0.99	15
2014	13.17	0.16	2.37	2.53	(0.17)	—	(0.17)	15.53	19.32	22,919	0.11	‡	0.36	1.09	49
2013	11.93	0.20	1.24	1.44	(0.20)	—	(0.20)	13.17	12.21	19,034	0.11	‡	0.38	1.63	43
2012	11.68	0.17	0.25	0.42	(0.17)	—	(0.17)	11.93	3.77	16,618	0.12	‡	0.38	1.49	52
Market Growth Strategy Fund
Class A
2016	$12.21	$0.11	$(0.65)	$(0.54)	$(0.27)	$—	$(0.27)	$11.40	(4.38)%	$306,490	0.36	%(5)	0.62%	0.98%	20%
2015	11.91	0.16	0.49	0.65	(0.35)	—	(0.35)	12.21	5.49	360,251	0.16	‡	0.41	1.31	20
2014	11.27	0.12	0.69	0.81	(0.17)	—	(0.17)	11.91	7.27	355,359	0.11	‡	0.36	1.08	50
2013	10.60	0.19	0.78	0.97	(0.30)	—	(0.30)	11.27	9.36	355,650	0.11	‡	0.38	1.77	85
2012	10.47	0.22	0.26	0.48	(0.35)	—	(0.35)	10.60	4.83	391,812	0.12	‡	0.38	2.21	73
Class D
2016	$12.17	$0.03	$(0.66)	$(0.63)	$(0.19)	$—	$(0.19)	$11.35	(5.18)%	$6,259	1.12	%(5)	1.37%	0.26%	20%
2015	11.88	0.06	0.50	0.56	(0.27)	—	(0.27)	12.17	4.76	6,010	0.96	‡	1.35	0.52	20
2014	11.27	0.03	0.68	0.71	(0.10)	—	(0.10)	11.88	6.37	7,391	0.94	‡	1.36	0.25	50
2013	10.61	0.11	0.77	0.88	(0.22)	—	(0.22)	11.27	8.44	6,704	0.86	‡	1.38	0.99	85
2012	10.47	0.11	0.28	0.39	(0.25)	—	(0.25)	10.61	3.87	7,190	1.07	‡	1.38	1.05	73
Class I
2016	$12.04	$0.08	$(0.65)	$(0.57)	$(0.24)	$—	$(0.24)	$11.23	(4.69)%	$10,156	0.61	%(5)	0.87%	0.72%	20%
2015	11.75	0.12	0.49	0.61	(0.32)	—	(0.32)	12.04	5.27	13,163	0.41	‡	0.66	0.99	20
2014	11.12	0.09	0.69	0.78	(0.15)	—	(0.15)	11.75	7.04	15,231	0.36	‡	0.61	0.80	50
2013	10.46	0.10	0.83	0.93	(0.27)	—	(0.27)	11.12	9.06	17,097	0.36	‡	0.63	1.00	85
2012	10.33	0.20	0.25	0.45	(0.32)	—	(0.32)	10.46	4.64	38,904	0.37	‡	0.63	1.98	73

54	SEI Asset Allocation Trust / Annual Report / March 31, 2016

	Net Asset Value, Beginning of Year	Net Investment Income*	Net Realized and Unrealized Gains (Losses) from Affiliated Funds*	Total from Operations	Dividends from Net Investment Income	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Expenses to Average Net Assets**		Ratio of Expenses to Average Net Assets (Excluding Waivers)**	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate†
Market Growth Strategy Allocation Fund
Class A
2016	$19.79	$0.20	$(1.22)	$(1.02)	$(0.21)	$(0.21)	$18.56	(5.16)%	$122,313	0.35	%(1)	0.61%	1.03%	13%
2015	18.71	0.19	1.08	1.27	(0.19)	(0.19)	19.79	6.84	135,002	0.16	‡	0.41	0.99	17
2014	15.86	0.19	2.87	3.06	(0.21)	(0.21)	18.71	19.37	126,112	0.11	‡	0.36	1.10	34
2013	14.37	0.23	1.50	1.73	(0.24)	(0.24)	15.86	12.19	98,358	0.11	‡	0.38	1.60	34
2012	14.04	0.20	0.34	0.54	(0.21)	(0.21)	14.37	3.98	92,034	0.12	‡	0.38	1.51	44

*	Per share calculations were performed using average shares.
**	The expense ratios do not include expenses of the underlying affiliated investment companies.
^	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.
†	Returns and portfolio turnover rate are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
‡	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.10%, 1.10%, and 0.35% for classes A, D, and I, respectively.
(1)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35% for class A.
(2)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.21%, 0.46%, for classes A, and I, respectively.
(3)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.26%, 1.01%, and 0.51% for classes A, D, and I, respectively.
(4)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.31%, 1.06%, and 0.56% for classes A, D, and I, respectively.
(5)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratios would have been 0.35%, 1.10% and 0.60% for classes A, D, and I, respectively.
(6)	The expense ratio includes Trustee and Proxy fees that are not subject to any voluntary expense waiver or reimbursement agreement. Had the fees been excluded the ratio would have been 0.35% and 0.60% for class A and I, respectively.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	55

Notes to Financial Statements

March 31, 2016

1. ORGANIZATION

SEI Asset Allocation Trust (the “Trust”) is organized as a Massachusetts Business Trust under a Declaration of Trust dated November 20, 1995. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end investment company with twelve funds: Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund and Market Growth Strategy Allocation Fund (each a “Fund,” collectively the “Funds”). Each Fund is a “fund of funds” and offers shareholders the opportunity to invest in certain underlying affiliated investment companies, which are separately managed series of the following investment companies: SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, and SEI Liquid Asset Trust. The Declaration of Trust permits the Trust to offer separate classes of shares in each Fund, as follows: Defensive Strategy Fund, Conservative Strategy Fund, Moderate Strategy Fund, Aggressive Strategy Fund, Core Market Strategy Fund and Market Growth Strategy Fund offer Class A, Class D and Class I Shares; Defensive Strategy Allocation Fund, Conservative Strategy Allocation Fund, Moderate Strategy Allocation Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Allocation Fund, and Market Growth Strategy Allocation Fund offer Class A Shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Trust’s prospectuses provide a description of each Fund’s investment objective and strategies.

As of March 31, 2016, the Class D shares of Defensive Strategy Fund and Core Market Strategy Fund had not yet commenced operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds.

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets at the date of the financial statements, and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — The assets of each Fund consist primarily of the investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with Board-approved pricing procedures.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended March 31, 2016 maximized the use of observable inputs and minimized the use of unobservable inputs.

During the year ended March 31, 2016, there were no significant changes to the Trust’s fair valuation methodologies. For details of the investment classification, reference the Schedules of Investments.

Security Transactions and Related Income — Security transactions are accounted for on trade date. Dividend income received from the affiliated funds is recognized on the ex-dividend date and is recorded as income distributions in the Statement of Operations. Capital gain distributions received from the affiliated funds are recognized on ex-dividend date and are recorded

56	SEI Asset Allocation Trust / Annual Report / March 31, 2016

on the Statement of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification.

Expenses — Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Trust are allocated to the Funds on the basis of relative daily net assets.

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Classes — Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class-specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — Dividends and distributions to shareholders which are determined in accordance with Federal tax regulations are recorded on the ex-dividend date. Distributions from net investment income are declared and paid to shareholders periodically for each Fund. Any net realized capital gain for each Fund is distributed to shareholders at least annually.

Forward Foreign Currency Contracts — To the extent consistent with its investment objective and strategies, a Fund may enter into forward foreign currency contracts as hedges against either specific transactions, fund positions or anticipated fund positions. A Fund may also engage in currency transactions to enhance that Fund’s returns. All commitments are “marked-to-market” daily at the applicable foreign exchange rate, and any resulting unrealized gains or losses are recorded currently. The Funds realize gains and losses at the time forward contracts are extinguished. Unrealized gains or losses on outstanding positions in forward foreign currency contracts held at the close of the period are recognized as ordinary income or loss for Federal income tax purposes. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward foreign currency contracts separately on the Statements of Assets and Liabilities, as the Funds do not have a master netting agreement with the counterparty to the forward foreign currency contracts. Refer to each Fund’s Schedule of Investments for details regarding open forward foreign currency contracts as of March 31, 2016, if applicable.

3. INVESTMENT ADVISORY, ADMINISTRATION AND DISTRIBUTION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory, Administration and Distribution Agreements — SEI Investments Management Corporation (“SIMC”) serves as investment adviser (the “Adviser”) to each Fund. In connection with serving as Adviser, SIMC is entitled to a fee, which is calculated daily and paid monthly, based on each Fund’s average daily net assets.

SEI Investments Global Funds Services (the “Administrator”) provides the Trust with administrative and transfer agency services. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, based on the average daily net assets of each fund.

SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company (“SEI”) and a registered broker-dealer, acts as the Distributor of the shares of the Trust. Pursuant to Rule 12b-1 under the 1940 Act, the Funds have adopted a distribution and shareholder services plan (the Distribution Plan) with respect to Class D Shares that allows Class D Shares to pay fees to service providers, based on average daily net assets of the Class D Shares, to compensate them for distribution services or shareholder services with respect to Class D Shares.

In addition, the Funds have adopted a shareholder services plan (the Service Plan) with respect to Class A, D and I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of each respective Class of Shares, in connection with the ongoing servicing of shareholder accounts owning such Shares. The Funds have also adopted an administrative services plan and agreement (the “Administrative Service Plan”) with respect to Class I Shares that allows such Shares to pay service providers a fee, based on average daily net assets of the Class I Shares, in connection with ongoing administrative services for shareholder accounts owning such Shares.

The Funds’ Distribution, Service and Administrative Service Plans provide that distribution fees, shareholder service fees and administrative service fees, as applicable, will be paid to SEI Investments Distribution Co., which may then be used by SEI Investments Distribution Co. to compensate financial intermediaries for providing distribution, shareholder services or administrative services with respect to the Shares.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	57

Notes to Financial Statements (Continued)

March 31, 2016

The Adviser, Administrator and/or Distributor have voluntarily agreed to waive all or a portion of their fees in order to keep total annual fund operating expenses (exclusive of acquired fund fees and expenses, interest from borrowings, brokerage commissions, taxes, trustees fees, proxy fees and extraordinary expenses not incurred in the ordinary course of the Funds’ business)

at a specified level. These waivers and reimbursements are voluntary and the Funds’ Adviser, Administrator and/ or Distributor may discontinue all or part of any of these waivers at any time.

The Administrator, Distributor, and Adviser for the Trust serve in the same capacity for the underlying affiliated investment companies.

The following is a summary of annual fees payable to the Adviser, Administrator and Distributor and the voluntary expense limitations for each Fund:

	Advisory Fees	Administration Fees	Shareholder Servicing Fees	Administrative Servicing Fees	Distribution Fees*	Voluntary Expense Limitations
Defensive Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.21%
Class I	0.10%	0.20%	0.25%	0.25%	—	0.46%
Defensive Strategy Allocation Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Conservative Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.26%
Class D	0.10%	0.20%	0.25%	—	0.75%	1.01%
Class I	0.10%	0.20%	0.25%	0.25%		0.51%
Conservative Strategy Allocation Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Moderate Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.31%
Class D	0.10%	0.20%	0.25%	—	0.75%	1.06%
Class I	0.10%	0.20%	0.25%	0.25%	—	0.56%
Moderate Strategy Allocation Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Aggressive Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Class D	0.10%	0.20%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.20%	0.25%	0.25%	—	0.60%
Tax-Managed Aggressive Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Core Market Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Class I	0.10%	0.20%	0.25%	0.25%	—	0.60%
Core Market Strategy Allocation Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Market Growth Strategy Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%
Class D	0.10%	0.20%	0.25%	—	0.75%	1.10%
Class I	0.10%	0.20%	0.25%	0.25%	—	0.60%
Market Growth Strategy Allocation Fund
Class A	0.10%	0.20%	0.25%	—	—	0.35%

*	These payments are characterized as “compensation” and are not directly tied to expenses incurred by the Distributor. The payments the Distributor receives during any year may therefore be higher or lower than its actual expenses.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the “Program”) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the “SEI Funds”). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (“Repo Rate”), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (“Bank Loan Rate”). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on inter fund loans is the average of the Repo Rate and the Bank Loan Rate. The Trust did not utilize the Program as of and for the year ended March 31, 2016.

Other — Certain officers and Trustees of the Trust are also officers and/or Directors of the Administrator, the Adviser and/or the Distributor. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly, interim, and committee meetings. The Administrator or the Adviser pays compensation of officers and affiliated Trustees.

58	SEI Asset Allocation Trust / Annual Report / March 31, 2016

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser and service providers.

4. CAPITAL SHARE TRANSACTIONS

Capital Share Transactions for the Funds were as follows (Thousands):

For the year ended March 31,

	Defensive Strategy Fund		Defensive Strategy Allocation Fund		Conservative Strategy Fund		Conservative Strategy Allocation Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Shares Issued and Redeemed:
Class A:
Shares Issued	1,192	1,012	139	184	1,189	1,571	528	634
Shares Issued in Lieu of Cash Distributions	41	49	21	21	199	186	172	90
Shares Redeemed	(1,223)	(1,510)	(274)	(288)	(2,309)	(3,041)	(680)	(766)
Total Class A Transactions	10	(449)	(114)	(83)	(921)	(1,284)	20	(42)
Class D:
Shares Issued	N/A	N/A	N/A	N/A	47	48	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	7	6	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(98)	(48)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	(44)	6	N/A	N/A
Class I:
Shares Issued	49	69	N/A	N/A	51	79	N/A	N/A
Shares Issued in Lieu of Cash Distributions	3	5	N/A	N/A	8	8	N/A	N/A
Shares Redeemed	(167)	(214)	N/A	N/A	(114)	(136)	N/A	N/A
Total Class I Transactions	(115)	(140)	N/A	N/A	(55)	(49)	N/A	N/A
Increase (Decrease) in Capital Shares	(105)	(589)	(114)	(83)	(1,020)	(1,327)	20	(42)

	Moderate Strategy Fund		Moderate Strategy Allocation Fund		Aggressive Strategy Fund		Tax-Managed Aggressive Strategy Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Shares Issued and Redeemed:
Class A:
Shares Issued	2,775	3,516	816	1,076	2,690	2,586	431	441
Shares Issued in Lieu of Cash Distributions	597	636	103	120	387	538	37	35
Shares Redeemed	(5,558)	(3,959)	(1,046)	(934)	(4,447)	(4,114)	(603)	(445)
Total Class A Transactions	(2,186)	193	(127)	262	(1,370)	(990)	(135)	31
Class D:
Shares Issued	104	41	N/A	N/A	153	117	N/A	N/A
Shares Issued in Lieu of Cash Distributions	6	6	N/A	N/A	16	24	N/A	N/A
Shares Redeemed	(71)	(61)	N/A	N/A	(115)	(156)	N/A	N/A
Total Class D Transactions	39	(14)	N/A	N/A	54	(15)	N/A	N/A
Class I:
Shares Issued	190	143	N/A	N/A	356	304	N/A	N/A
Shares Issued in Lieu of Cash Distributions	14	18	N/A	N/A	42	68	N/A	N/A
Shares Redeemed	(268)	(291)	N/A	N/A	(703)	(1,097)	N/A	N/A
Total Class I Transactions	(64)	(130)	N/A	N/A	(305)	(725)	N/A	N/A
Increase (Decrease) in Capital Shares	(2,211)	49	(127)	262	(1,621)	(1,730)	(135)	31

SEI Asset Allocation Trust / Annual Report / March 31, 2016	59

Notes to Financial Statements (Continued)

March 31, 2016

	Core Market Strategy Fund		Core Market Strategy Allocation Fund		Market Growth Strategy Fund		Market Growth Strategy Allocation Fund
	2016	2015	2016	2015	2016	2015	2016	2015
Shares Issued and Redeemed:
Class A:
Shares Issued	1,421	2,034	429	374	3,513	4,430	957	1,266
Shares Issued in Lieu of Cash Distributions	238	211	18	16	634	795	71	63
Shares Redeemed	(1,869)	(2,155)	(448)	(229)	(6,751)	(5,574)	(1,258)	(1,250)
Total Class A Transactions	(210)	90	(1)	161	(2,604)	(349)	(230)	79
Class D:
Shares Issued	N/A	N/A	N/A	N/A	64	45	N/A	N/A
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	N/A	8	11	N/A	N/A
Shares Redeemed	N/A	N/A	N/A	N/A	(15)	(184)	N/A	N/A
Total Class D Transactions	N/A	N/A	N/A	N/A	57	(128)	N/A	N/A
Class I:
Shares Issued	20	21	N/A	N/A	111	124	N/A	N/A
Shares Issued in Lieu of Cash Distributions	—	1	N/A	N/A	19	29	N/A	N/A
Shares Redeemed	(63)	(5)	N/A	N/A	(319)	(357)	N/A	N/A
Total Class I Transactions	(43)	17	N/A	N/A	(189)	(204)	N/A	N/A
Increase (Decrease) in Capital Shares	(253)	107	(1)	161	(2,736)	(681)	(230)	79

Amounts designated as “—” are zero or have been rounded to zero.

N/A — Not applicable. Class D and Class I shares currently not offered.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities during the year ended March 31, 2016, were as follows ($ Thousands):

Total
Defensive Strategy Fund
Purchases	$9,953
Sales	10,564
Defensive Strategy Allocation Fund
Purchases	2,466
Sales	3,855
Conservative Strategy Fund
Purchases	17,882
Sales	26,874
Conservative Strategy Allocation Fund
Purchases	10,325
Sales	10,075
Moderate Strategy Fund
Purchases	39,439
Sales	62,938
Moderate Strategy Allocation Fund
Purchases	13,929
Sales	13,957
Aggressive Strategy Fund
Purchases	79,627
Sales	87,709
Tax-Managed Aggressive Strategy Fund
Purchases	7,378
Sales	9,626
Core Market Strategy Fund
Purchases	26,329
Sales	27,837

Total
Core Market Strategy Allocation Fund
Purchases	$6,081
Sales	6,043
Market Growth Strategy Fund
Purchases	70,356
Sales	92,684
Market Growth Strategy Allocation Fund
Purchases	16,144
Sales	20,539

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income (including net capital gains). Accordingly, no provision for Federal income taxes is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of March 31, 2016, no provision for income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Reclassification of Components of Net Assets — The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations which may differ from accounting principles generally accepted

60	SEI Asset Allocation Trust / Annual Report / March 31, 2016

in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, accumulated net realized gain (loss) or undistributed net investment income (loss), as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to the re-classification of short-term capital gains received from affiliated funds and foreign exchange gain/loss have been reclassified to/from the following accounts as of March 31, 2016 ($ Thousands):

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in- Capital
Defensive Strategy Fund	$112	$(112)	$—
Defensive Strategy Allocation Fund	52	(52)	—
Conservative Strategy Fund	364	(364)	—
Conservative Strategy Allocation Fund	229	(229)	—
Moderate Strategy Fund	1,296	(1,296)	—
Moderate Strategy Allocation Fund	320	(320)	—
Aggressive Strategy Fund	1,478	(1,478)	—
Tax-Managed Aggressive Strategy Fund	64	(64)	—
Core Market Strategy Fund	795	(795)	—
Core Market Strategy Allocation Fund	28	(28)	—
Market Growth Strategy Fund	2,104	(2,104)	—
Market Growth Strategy Allocation Fund	138	(138)	—

These classifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the years ended March 31, 2016 and March 31, 2015 were as follows ($ Thousands):

	Ordinary Income		Long-Term Capital Gains		Totals
	2016	2015	2016	2015	2016	2015
Defensive Strategy Fund	$436	$542	$—	$—	$436	$542
Defensive Strategy Allocation Fund	314	327	—	—	314	327
Conservative Strategy Fund	2,330	2,227	—	—	2,330	2,227
Conservative Strategy Allocation Fund	1,375	1,450	1,277	—	2,652	1,450
Moderate Strategy Fund	7,233	8,048	—	—	7,233	8,048
Moderate Strategy Allocation Fund	2,097	2,483	—	—	2,097	2,483
Aggressive Strategy Fund	5,890	8,756	—	—	5,890	8,756
Tax-Managed Aggressive Strategy Fund	675	633	—	—	675	633
Core Market Strategy Fund	3,029	3,026	190	—	3,219	3,026
Core Market Strategy Allocation Fund	289	255	—	—	289	255
Market Growth Strategy Fund	8,021	10,593	—	—	8,021	10,593
Market Growth Strategy Allocation Fund	1,436	1,317	—	—	1,436	1,317

As of March 31, 2016, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows ($ Thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Post-October Losses	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings/ (Accumulated Losses)
Defensive Strategy Fund	$35	$—	$(3,740)	$—	$5	$(397)	$(4,097)
Defensive Strategy Allocation Fund	42	276	—	—	(1)	(75)	242
Conservative Strategy Fund	155	—	(16,183)	—	13	338	(15,677)
Conservative Strategy Allocation Fund	179	2,449	—	—	—	3,427	6,055
Moderate Strategy Fund	268	—	(47,681)	—	47	(2,490)	(49,856)
Moderate Strategy Allocation Fund	176	3,572	—	—	—	11,379	15,127
Aggressive Strategy Fund	30	—	(92,650)	—	—	(7,988)	(100,608)
Tax-Managed Aggressive Strategy Fund	22	—	(12,275)	—	1	17,367	5,115
Core Market Strategy Fund	201	3,049	—	—	—	(7,565)	(4,315)
Core Market Strategy Allocation Fund	9	—	(1,039)	—	1	5,595	4,566
Market Growth Strategy Fund	311	—	(113,931)	—	—	(13,212)	(126,832)
Market Growth Strategy Allocation Fund	50	—	(21,583)	—	—	33,552	12,019

Post-October losses represent losses realized on investments from November 1, 2015 through March 31, 2016 that, in accordance with Federal income tax regulations, the Funds defer and treat as having arisen in the following fiscal year.

The Funds had capital loss carryforwards at March 31, 2016 as follows ($ Thousands):

	Years Expiring	Amounts
Defensive Strategy Fund	2019	$126
	2018	1,458

SEI Asset Allocation Trust / Annual Report / March 31, 2016	61

Notes to Financial Statements (Concluded)

March 31, 2016

	Years Expiring	Amounts
	2017	2,156

		$3,740

Conservative Strategy Fund	2019	$783
	2018	7,821
	2017	7,579

		$16,183

Moderate Strategy Fund	2019	$8,241
	2018	38,057
	2017	1,383

		$47,681

Aggressive Strategy Fund	2018	$68,824
	2017	23,826

		$92,650

Tax-Managed Aggressive Strategy Fund	2018	$12,275

Core Market Strategy Allocation Fund	2018	$1,039

Market Growth Strategy Fund	2019	$1,511
	2018	105,842
	2017	6,578

		$113,931

Market Growth Strategy Allocation Fund	2019	$1,087
	2018	20,496

		$21,583

For Federal income tax purposes, the capital loss carryforwards may be carried forward and applied against future capital gains. It is the Funds’ intent that they will not distribute any realized gain distributions until the carryforwards have been offset or expired. The Funds’ use of capital loss carryforwards acquired by the Moderate Strategy Fund, Aggressive Strategy Fund and Market Growth Strategy Fund are subject to annual limitations.

During the fiscal year ended March 31, 2016, the following Funds utilized capital loss carryforwards to offset capital gains ($ Thousands):

Utilized Capital Loss Carryfowards
Defensive Strategy Fund	$561
Defensive Strategy Allocation Fund	851
Conservative Strategy Fund	2,366
Conservative Strategy Allocation Fund	1,564
Moderate Strategy Fund	7,621
Moderate Strategy Allocation Fund	2,948
Aggressive Strategy Fund	32,416
Tax Managed Aggressive Strategy Fund	4,444
Core Market Strategy Fund	3,048
Core Market Strategy Allocation Fund	2,668
Market Growth Strategy Fund	28,226
Market Growth Strategy Allocation Fund	8,497

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at March 31, 2016, were as follows ($ Thousands):

	Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation (Depreciation)
Defensive Strategy Fund	$37,434	$203	$(597)	$(394)
Defensive Strategy Allocation Fund	7,872	739	(814)	(75)
Conservative Strategy Fund	103,647	3,349	(3,001)	348
Conservative Strategy Allocation Fund	38,358	5,100	(1,673)	3,427
Moderate Strategy Fund	241,183	11,661	(14,103)	(2,442)
Moderate Strategy Allocation Fund	78,264	17,189	(5,810)	11,379
Aggressive Strategy Fund	272,100	5,968	(13,956)	(7,988)
Tax-Managed Aggressive Strategy Fund	40,139	18,247	(880)	17,367
Core Market Strategy Fund	114,502	981	(8,546)	(7,565)
Core Market Strategy Allocation Fund	19,628	6,126	(531)	5,595
Market Growth Strategy Fund	336,200	6,010	(19,222)	(13,212)
Market Growth Strategy Allocation Fund	88,788	37,138	(3,586)	33,552

7. INDEMNIFICATIONS

In the normal course of business, a Fund may enter into contracts that provide general indemnifications by a Fund to the counterparty of the contract. A Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against a Fund and, therefore, cannot be established; however, based on experience, management believes the risk of loss from such claims is considered remote.

8. CONCENTRATION RISK

The Underlying SEI Funds and other investment companies and exchange traded products in which the Funds invest may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The foregoing is not intended to be a complete discussion of all risks associated with the investment strategies of the Funds. Please refer to each current prospectus for a discussion of the risks associated with investing in the Funds.

9. CONCENTRATION OF SHAREHOLDERS

SEI Private Trust Company (“SPTC”) and SIMC are subsidiaries of SEI Investments Company. As of March 31, 2016, SPTC held of record the following:

Defensive Strategy Allocation — Class A	96.44%
Defensive Strategy Fund — Class A	82.12%
Conservative Strategy Fund — Class A	79.04%
Conservative Strategy Fund — Class D	70.37%
Moderate Strategy Allocation Fund — Class A	85.58%
Moderate Strategy Fund — Class A	89.39%
Moderate Strategy Fund — Class D	65.38%
Aggressive Strategy Fund — Class A	66.50%
Aggressive Strategy Fund — Class D	11.05%
Tax-Managed Aggressive Strategy Fund — Class A	96.95%
Core Market Strategy Allocation Fund — Class A	99.15%
Core Market Strategy Fund — Class A	96.31%
Market Growth Strategy Allocation Fund — Class A	97.42%
Market Growth Strategy Fund — Class A	87.52%
Market Growth Strategy Fund — Class D	20.23%

62	SEI Asset Allocation Trust / Annual Report / March 31, 2016

SPTC is not a direct service provider to the Funds. However, SPTC performs a key role in the comprehensive investment solution that SEI provides to investors. SPTC holds the vast majority of shares in the Funds as custodian for shareholders that are clients of the advisors and financial planners. SPTC maintains accounts at SEI Institutional Transfer Agency (“SITA”), and operates in an omnibus fund account environment.

10. SUBSEQUENT EVENTS

The Trust, on behalf of the Funds, has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements through the date of issuance.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	63

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees

SEI Asset Allocation Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SEI Asset Allocation Trust, comprised of the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax- Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund and Market Growth Strategy Allocation Fund (collectively, the “Funds”) as of March 31, 2016, and the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the transfer agent of the underlying funds and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising SEI Asset Allocation Trust as of March 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

May 27, 2016

64	SEI Asset Allocation Trust / Annual Report / March 31, 2016

TRUSTEES AND OFFICERS OF THE TRUST

The following chart lists Trustees and Officers as of March 31, 2016.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of portfolios in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-342-5734.

Name	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	Chairman of the Board of Trustees*	since 1995	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	104	Vice Chairman of The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Vice Chairman of Gallery Trust since 2015. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments — Unit Trust Management (UK) Limited. Director and President of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Trustee*	since 1995	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	104	Director of SEI since 1974;. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments — Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, Gallery Trust, Bishop Street Funds, and The KP Funds.

*	Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.
[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	65

TRUSTEES AND OFFICERS OF THE TRUST (Continued)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES
George J. Sullivan, Jr. One Freedom Valley Drive Oaks, PA 19456 72 yrs. old	Trustee	since 1996	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and The KP Funds.
Nina Lesavoy One Freedom Valley Drive Oaks, PA 19456 57 yrs. old	Trustee	since 2003	Founder and Managing Director, Avec Capital since 2008. Managing Director, Cue Capital from March 2002-March 2008.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Director of SEI Structured Credit Fund, L.P.
James M. Williams One Freedom Valley Drive Oaks, PA 19456 67 yrs. old	Trustee	since 2004	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	104	Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of Ariel Mutual Funds, and SEI Structured Credit Fund, L.P.
Mitchell A. Johnson One Freedom Valley Drive Oaks, PA 19456 73 yrs. old	Trustee	since 2007	Retired Private Investor since 1994.	104	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, and Bishop Street Funds and The KP Funds.
Hubert L. Harris, Jr. One Freedom Valley Drive Oaks, PA 19456 71 yrs. old	Trustee	since 2008	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003.	104	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO, Oasis Ornamentals LLC, 2011-present. Serves as a member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 61 years old	Trustee	since 2015	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006-2015. Partner, Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of Ernst & Young LLP Retirement Investment Committee. Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation. Independent Consultant to SEI Liquid Asset Allocation Trust.	104	N/A

66	SEI Asset Allocation Trust / Annual Report / March 31, 2016

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 68 yrs. old	President and CEO	since 2005	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Arthur Ramanjulu One Freedom Valley Drive Oaks, PA 19456 51 yrs. old	Controller and Chief Financial Officer	since 2015	Director, Funds Accounting, SEI Investments Global Funds Services (March 2015); Senior Manager, Funds Accounting, SEI Global Funds Services (March 2007 to February 2015).	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 52 yrs. old	Chief Compliance Officer	since 2006	Chief Compliance Officer of SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund III, O’Connor EQUUS, Winton Series Trust and Winton Diversified Opportunities Fund since 2014. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015.	N/A	N/A
Timothy D. Barto One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President and Secretary	since 2002	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive Oaks, PA 19456 44 yrs. old	Vice President and Assistant Secretary	since 2008	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney, Stark & Stark (law firm), March 2004-July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive Oaks, PA 19456 39 yrs. old	Vice President and Assistant Secretary	since 2009	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.	N/A	N/A

SEI Asset Allocation Trust / Annual Report / March 31, 2016	67

TRUSTEES AND OFFICERS OF THE TRUST (Concluded)

Name Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS (continued)
Stephen G. MacRae One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Vice President	since 2012	Director of Global Investment Product Management, January 2004 to present.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 35 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011-March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007-April 2011.	N/A	N/A

[1]

There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year.

[2]

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, New Covenant Funds and SEI Catholic Values Trust.

68	SEI Asset Allocation Trust / Annual Report / March 31, 2016

March 31, 2016

Disclosure of Fund Expenses

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from October 1, 2015 to March 31, 2016.

The table on this page illustrates your fund’s costs in two ways:

• Actual fund return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Defensive Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,007.50	0.30%	$1.50
Class I	1,000.00	1,006.30	0.54	2.69
Hypothetical 5% Return
Class A	$1,000.00	$1,023.50	0.30%	$1.52
Class I	1,000.00	1,022.32	0.54	2.71
Defensive Strategy Allocation Fund
Actual Fund Return
Class A	$1,000.00	$1,049.30	0.39%	$2.02
Hypothetical 5% Return
Class A	$1,000.00	$1,023.03	0.39%	$1.99

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Conservative Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,017.10	0.31%	$1.57
Class D	1,000.00	1,013.40	1.06	5.35
Class I	1,000.00	1,015.60	0.56	2.84
Hypothetical 5% Return
Class A	$1,000.00	$1,023.44	0.31%	$1.58
Class D	1,000.00	1,019.68	1.06	5.37
Class I	1,000.00	1,022.19	0.56	2.84
Conservative Strategy Allocation Fund
Actual Fund Return
Class A	$1,000.00	$1,056.90	0.36%	$1.87
Hypothetical 5% Return
Class A	$1,000.00	$1,023.19	0.36%	$1.84

SEI Asset Allocation Trust / Annual Report / March 31, 2016	69

March 31, 2016

Disclosure of Fund Expenses (Concluded)

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Moderate Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,027.50	0.34%	$1.73
Class D	1,000.00	1,023.70	1.09	5.53
Class I	1,000.00	1,027.20	0.60	3.02
Hypothetical 5% Return
Class A	$1,000.00	$1,023.29	0.34%	$1.73
Class D	1,000.00	1,019.53	1.09	5.52
Class I	1,000.00	1,022.02	0.60	3.01
Moderate Strategy Allocation Fund
Actual Fund Return
Class A	$1,000.00	$1,052.80	0.36%	$1.85
Hypothetical 5% Return
Class A	$1,000.00	$1,023.20	0.36%	$1.82
Aggressive Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,035.70	0.38%	$1.95
Class D	1,000.00	1,032.10	1.14	5.77
Class I	1,000.00	1,035.30	0.63	3.23
Hypothetical 5% Return
Class A	$1,000.00	$1,023.08	0.38%	$1.94
Class D	1,000.00	1,019.32	1.14	5.73
Class I	1,000.00	1,021.83	0.63	3.21
Tax-Managed Aggressive Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,028.10	0.36%	$1.82
Hypothetical 5% Return
Class A	$1,000.00	$1,023.21	0.36%	$1.81
Core Market Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,026.20	0.37%	$1.85
Class I	1,000.00	1,044.40	0.60	3.08
Hypothetical 5% Return
Class A	$1,000.00	$1,023.17	0.37%	$1.85
Class I	1,000.00	1,021.99	0.60	3.05
Core Market Strategy Allocation Fund
Actual Fund Return
Class A	$1,000.00	$1,028.30	0.36%	$1.85
Hypothetical 5% Return
Class A	$1,000.00	$1,023.18	0.36%	$1.84

	Beginning Account Value 10/1/15	Ending Account Value 3/31/16	Annualized Expense Ratios	Expenses Paid During Period*
Market Growth Strategy Fund
Actual Fund Return
Class A	$1,000.00	$1,028.50	0.37%	$1.89
Class D	1,000.00	1,024.80	1.13	5.70
Class I	1,000.00	1,027.60	0.62	3.17
Hypothetical 5% Return
Class A	$1,000.00	$1,023.13	0.37%	$1.89
Class D	1,000.00	1,019.37	1.13	5.68
Class I	1,000.00	1,021.88	0.62	3.16
Market Growth Strategy Allocation Fund
Actual Fund Return
Class A	$1,000.00	$1,028.00	0.36%	$1.80
Hypothetical 5% Return
Class A	$1,000.00	$1,023.22	0.36%	$1.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one- half year period shown).

70	SEI Asset Allocation Trust / Annual Report / March 31, 2016

Board of Trustees’ Considerations in Approving the Advisory and Sub-Advisory Agreements

SEI Asset Allocation Trust (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, SIMC is responsible for the investment advisory services provided to the series of the Trust (the “Funds”), which are primarily invested in affiliated underlying funds. The management and affairs of the Trust are supervised by a Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”).

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, the Advisory Agreement must be specifically approved: (i) by the vote of the Board or by a vote of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. In connection with their consideration of such approval, the Funds’ Trustees must request and evaluate, and SIMC is required to furnish, such information as may be reasonably necessary to evaluate the terms of the Advisory Agreement. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds a meeting each year to consider whether to renew the Advisory Agreement between the Trust and SIMC with respect to the Funds. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by SIMC, including information about SIMC’s affiliates, personnel and operations and the services provided pursuant to the Advisory Agreement. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Advisory Agreement. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC regarding: (i) the quality of SIMC’s investment management and other services; (ii) SIMC’s investment management personnel; (iii) SIMC’s operations and financial condition; (iv) SIMC’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds compared with fees it charges to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s profitability from its Fund-related operations; (viii) SIMC’s compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s policies on and compliance procedures for personal securities transactions; (xi) SIMC’s expertise and resources in domestic and/or international financial markets; (xii) the Funds’ performance for the year ended December 31, 2015 compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indices; and (xiii) the performance of the underlying mutual funds in which the Funds invest compared with similar mutual funds.

At the March 28-30, 2016 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. The Board’s approval was based on its consideration and evaluation of the factors described above, as discussed at the meeting and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Advisory Agreement.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC to the Funds and the resources of SIMC and its affiliates dedicated to the Funds were sufficient to support renewal of the Advisory Agreement. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

SEI Asset Allocation Trust / Annual Report / March 31, 2016	71

Board of Trustees’ Considerations in Approving the Advisory and Sub-Advisory Agreements (Concluded)

Performance. In determining whether to renew the Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indices/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party, which was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meeting, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of the Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Advisory Agreement, the Trustees considered the rate of compensation called for by the Advisory Agreement and the Funds’ net operating expense ratio in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various fee levels, actual management fees, and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meeting, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s voluntary waiver of management and other fees to prevent total Fund expenses from exceeding a specified cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for their distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. Following evaluation, the Board concluded that, within the context of its full deliberations, the expenses of the Funds are reasonable and supported renewal of the Advisory Agreement.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and its affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of SIMC is reasonable and supported renewal of the Advisory Agreement.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the renewal of the Advisory Agreement and concluded that the compensation under the Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

72	SEI Asset Allocation Trust / Annual Report / March 31, 2016

Shareholder Voting Proxy Results (Unaudited)

A special Meeting of Shareholders of the SEI Asset Allocation Trust (the “Trust”) was held on January 15, 2016 for the purpose of considering the proposal to elect, as a slate of nominees, each of the current Trustees and one new Trustee to the Board of Trustees of the Trust. The proposal was approved with the following voting results:

Trustee	Shares Voted
Robert A. Nesher
For	39,205,238.55
Withheld	543,500.94
William M. Doran
For	39,205,238.55
Withheld	543,500.94
George J. Sullivan, JR.
For	39,205,238.55
Withheld	543,500.94
Nina Lesavoy
For	39,089,232.15
Withheld	659,507.34
James M. Williams
For	39,090,314.10
Withheld	658,425.39
Mitchell A. Johnson
For	39,209,658.91
Withheld	539,080.58
Hubert L. Harris, JR.
For	39,094,734.45
Withheld	654,005.04
Susan C. Cote
For	39,087,380.88
Withheld	661,358.61

SEI Asset Allocation Trust / Annual Report / March 31, 2016	73

Notice to Shareholders

For shareholders that do not have a March 31, 2016 taxable year end, this notice is for informational purposes only. For shareholders with a March 31, 2016 year end, please consult your tax advisor as to the pertinence of this notice.

For the fiscal year ended March 31, 2016, the funds of the SEI Asset Allocation Trust are designating the following items with regard to distributions paid during the year:

Fund	(A) Long-Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	U.S. Government Interest (3)
Defensive Strategy Fund	0%	100%	100%	11%	14%	2%
Defensive Strategy Allocation Fund	0%	100%	100%	20%	20%	0%
Conservative Strategy Fund	0%	100%	100%	14%	20%	2%
Conservative Strategy Allocation Fund	48%	52%	100%	25%	25%	0%
Moderate Strategy Fund	0%	100%	100%	15%	21%	1%
Moderate Strategy Allocation Fund	0%	100%	100%	44%	49%	0%
Aggressive Strategy Fund	0%	100%	100%	25%	45%	0%
Tax-Managed Aggressive Strategy Fund	0%	100%	100%	53%	72%	0%
Core Market Strategy Fund	6%	94%	100%	11%	19%	3%
Core Market Strategy Allocation Fund	0%	100%	100%	53%	72%	0%
Market Growth Strategy Fund	0%	100%	100%	18%	31%	2%
Market Growth Strategy Allocation Fund	0%	100%	100%	53%	73%	0%

Items (A) and (B) are based on the percentage of the Funds total distribution.

(1)	The percentage in this column represents dividends which qualify for the Corporate “Dividends Received Deduction,” and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “ Qualifying Dividend Income” and is reflected as a perecentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by the Law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of these funds who are residents of California, Connecticut, and New York, the statutory threshold requirements were not met.

74	SEI Asset Allocation Trust / Annual Report / March 31, 2016

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SEI ASSET ALLOCATION TRUST ANNUAL REPORT MARCH 31, 2016

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan Cote

Officers

Robert A. Nesher

President and Chief Executive Officer

Arthur Ramanjulu

Controller and Chief Financial Officer

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

David F. McCann

Vice President, Assistant Secretary

Aaron Buser

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

1 800 DIAL SEI

(1 800 342 5734)

1 Freedom Valley Drive P.O. Box 1100 Oaks, PA 19456

SEI-F-121 (3/16)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are George J. Sullivan, Jr. and Hubert L. Harris, Jr. Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2016 and 2015 as follows:

		Fiscal Year 2016			Fiscal Year 2015
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$121,500	$0	N/A	$121,500	$0	N/A
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$240,350	$0	$0	$240,350	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4 (g)(1) for a description of the services comprising the fees disclosed under this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2016	Fiscal 2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2016 and 2015 were $240,350 and $240,350, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations, attestation report in accordance with Rule 17 Ad-13, and agreed upon procedures report over certain internal controls related to compliance with federal securities laws and regulations.

(h) During the past fiscal year, Registrant’s principal accountant provided certain non-audit services to Registrant’s investment adviser or to entities controlling, controlled by, or under common control with Registrant’s investment adviser that provide ongoing services to Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by Registrant’s principal accountant to Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not Applicable.

Item 6.	Schedule of Investments

The Schedule of Investments in securities of unaffiliated issuers are as of the close of the reporting period for the Defensive Strategy Fund, Defensive Strategy Allocation Fund, Conservative Strategy Fund, Conservative Strategy Allocation Fund, Moderate Strategy Fund, Moderate Strategy Allocation Fund, Aggressive Strategy Fund, Tax-Managed Aggressive Strategy Fund, Core Market Strategy Fund, Core Market Strategy Allocation Fund, Market Growth Strategy Fund, and Market Growth Strategy Allocation Fund are included as part of the shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the independent trustees. The Committee is responsible for evaluating and recommending nominees for election to the Registrant’s board of trustees (the “Board”). Pursuant to the Committee’s charter, adopted on June 18th 2004, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Act (17 CFR 270.30a-3(c))) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the 1940 Act, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SEI Asset Allocation Trust

By:	/s/ Robert A. Nesher
Robert A. Nesher, CEO and President

Date: June 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert A. Nesher
Robert A. Nesher, CEO and President

Date: June 9, 2016

By:	/s/ Arthur Ramanjulu
Arthur Ramanjulu, Controller & CFO

Date: June 9, 2016